UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
______________________
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Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
ChargePoint Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

240 East Hacienda Avenue
Campbell, CA 95008
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Pacific Time on Tuesday, July 21, 2026
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of ChargePoint Holdings, Inc., a Delaware corporation (“ChargePoint” or the “Company”), which will be held on Tuesday, July 21, 2026 at 11:00 a.m. Pacific Time. The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via a live audio webcast. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/CHPT2026. We believe a virtual meeting provides expanded access, improves communication, enables increased stockholder attendance and participation and provides cost savings for our stockholders and the Company.
The Annual Meeting is being held for the following purposes:
1.To elect the three Class III directors named in this proxy to the Board of Directors (the “Board”), each to hold office until the 2029 Annual Meeting of Stockholders;
2.To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2027;
3.To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement; and
4.To transact such other business as may properly come before the Annual Meeting or any continuation or adjournment thereof.
These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the Annual Meeting is May 26, 2026. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
On or about May 28, 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2026 (“2026 Annual Report”). The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying Proxy Statement and our 2026 Annual Report can be accessed directly at the following Internet address: http://www.proxyvote.com. All you have to do is enter the control number located on your proxy card.
In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the meeting chair or secretary of the Annual Meeting will convene the meeting at 4:00 p.m. Pacific Time on the date specified above and at the Company’s address specified above solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement on the Investor Relations page of the Company’s website at www.chargepoint.com.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’ Meeting to Be Held on Tuesday, July 21, 2026 at 11:00 a.m. Pacific Time online at www.virtualshareholdermeeting.com/CHPT2026.
The Proxy Statement and 2026 Annual Report are available at www.ProxyVote.com.
The Board unanimously recommends that you vote “FOR” the election of all nominees named in this Proxy Statement for director in Proposal No. 1, “FOR” Proposal No. 2, and “FOR” Proposal No. 3.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented.
We appreciate your continued support of ChargePoint Holdings, Inc. and look forward to receiving your proxy.

By Order of the Board

/s/ Rick Wilmer

Rick Wilmer President and Chief Executive Officer
Campbell, California
May 28, 2026
You are cordially invited to attend the Annual Meeting, which will be held virtually via the Internet. Whether or not you expect to attend the Annual Meeting, please vote as promptly as possible in order to ensure your representation at the meeting. You may vote your shares by telephone or over the Internet as instructed in these materials. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Even if you have voted by proxy, you may still attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

240 East Hacienda Avenue
Campbell, CA 95008
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 11:00 a.m. Pacific Time on Tuesday, July 21, 2026
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
We are providing you with these proxy materials because the Board of Directors of ChargePoint Holdings, Inc. (the “Board”) is soliciting your proxy to vote at ChargePoint’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements thereof, to be held via a live audio webcast on Tuesday, July 21, 2026 at 11:00 a.m. Pacific Time. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/CHPT2026 where you will be able to listen to the meeting live, submit questions and vote online.
You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy.
The proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended January 31, 2026 (“2026 Annual Report”), are being distributed and made available on or about May 28, 2026. As used in this Proxy Statement, references to “we,” “us,” “our,” “ChargePoint” and the “Company” refer to ChargePoint Holdings, Inc. and its subsidiaries. ChargePoint was a special purpose acquisition company called Switchback Energy Acquisition Corporation (“Switchback”) prior to the closing of the Business Combination on February 26, 2021. As used in this Proxy Statement, the term “Business Combination” represents the transactions contemplated by an agreement and plan of reorganization whereby the entities that previously comprised the business of ChargePoint, Inc. (“Legacy ChargePoint”) merged with and into a subsidiary of the Company. For further information on the Business Combination, please refer to our Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2021. Our SEC filings are available to the public on a website maintained by the SEC located at www.sec.gov. We also maintain a website at https://investors.chargepoint.com under the “Financials” heading with our prior SEC filings.
Why are you holding a virtual meeting and how can stockholders attend?
We have adopted a virtual meeting format for our Annual Meeting. We believe a virtual meeting format will provide a consistent experience to all stockholders regardless of geographic location and enhance stockholder access and engagement. To participate in our virtual Annual Meeting, including to vote, ask questions and to view the list of registered stockholders as of the record date during the meeting, visit www.virtualshareholdermeeting.com/CHPT2026 with your 16-digit control number included in the Notice (as defined below), on your proxy card, or in the instructions that accompanied your proxy materials. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, follow the instructions from your broker or bank.
What can I do if I need technical assistance during the Annual Meeting?
If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.
How can stockholders submit questions during the Annual Meeting
If you are logged in as a stockholder at the virtual Annual Meeting, you will have an opportunity to submit questions live at www.virtualshareholdermeeting.com/CHPT2026 during a designated portion of the virtual Annual Meeting. Once you are logged in, type your question into the question box and click “submit.” Subject to time constraints, we intend to answer questions pertinent to the Company and meeting matters submitted by stockholders during the Annual Meeting that comply with our rules of conduct for the Annual Meeting, which will be posted on the meeting website during the meeting.

Why did I receive a notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
On or about May 28, 2026, the proxy materials are being distributed to all stockholders of record entitled to vote at the Annual Meeting.
What proxy materials are available on the internet?
The 2026 Proxy Statement and 2026 Annual Report are available at www.ProxyVote.com.
Who can vote at the Annual Meeting?
If you are a stockholder of record as of the record date, you may vote your shares at the Annual Meeting by following the instructions provided on the Notice to log in to www.virtualshareholdermeeting.com/CHPT2026. You will be asked to provide the control number from your Notice.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must obtain a valid proxy from your broker, bank or other agent to vote online during the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.
The webcast of the Annual Meeting will begin promptly at 11:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m. Pacific Time, and you should allow reasonable time for the check-in procedures.
Vote by Proxy
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote at the Annual Meeting even if you have already voted by proxy.
If you are a stockholder of record, you may vote by proxy over the telephone, vote by proxy through the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time:
•To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from your Notice. Your vote must be received by 11:59 p.m. Eastern Time on July 20, 2026 to be counted.
•To vote through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number from your Notice. Your vote must be received by 11:59 p.m. Eastern Time on July 20, 2026 to be counted.
•To vote using the printed proxy card that may be delivered to you, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, the proxyholders will vote your shares as you instruct. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted.
We are holding the Annual Meeting online and providing internet voting to provide expanded access and to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your voting instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
Stockholder of Record: Shares Registered in Your Name
If on May 26, 2026 your shares were registered directly in your name with ChargePoint’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on May 26, 2026 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are four matters scheduled for a vote:
•Election of the three Class III directors named in this proxy and nominated by the Board, each to serve until the 2029 Annual Meeting of Stockholders;
•Ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2027; and
•Advisory approval of the compensation of our named executive officers.
How does the Board recommend I vote on these proposals?
Our Board recommends a vote:
•“FOR” the election of Bruce Chizen, Michael Linse and Richard “Rick” Wilmer as Class III directors;
•“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027; and
•“FOR” the advisory approval of the compensation of our named executive officers.
What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of May 26, 2026. On this record date, there were 25,897,631 shares of our common stock outstanding.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.

What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the three Class III director nominees, “For” the ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2027, and “For” the approval, on an advisory basis, of the compensation of our named executive officers. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Are guests permitted to attend the Annual Meeting?
Guests may attend the Annual Meeting in “listen-only” mode by entering the Annual Meeting at www.virtualshareholdermeeting.com/CHPT2026 and entering the information requested in the “Guest Login” section. Guests will not have the ability to vote or ask questions during the virtual Annual Meeting.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies online, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have retained Saratoga Proxy Consulting LLC to assist us in soliciting proxies for a fee of approximately $10,000, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the meeting.
Stockholder of Record: Shares Registered in Your Name
If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the internet.
•You may send a timely written notice that you are revoking your proxy to ChargePoint’s Corporate Secretary at 240 East Hacienda Avenue, Campbell, CA 95008.
•You may attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are stockholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 28, 2027 to ChargePoint’s Corporate Secretary at 240 East Hacienda Avenue, Campbell, CA 95008 and comply with the requirements in the Company’s Amended and Restated Bylaws (the “Bylaws”) and all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If you wish to submit a proposal for next year’s annual meeting that is not to be included in next year’s proxy materials or nominate a director, you must do so no later than close of business on April 22, 2027 and not earlier than close of business on March 23, 2027, provided, however, that if our 2027 annual meeting of stockholders is held before June 21, 2027 or after September 19, 2027, then your proposal must be received no earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which notice or public announcement of the date of such meeting is first made, whichever first occurs. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 24, 2027.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and with respect to Proposals No. 2 and 3, votes “For,” “Against,” abstentions and, if applicable, broker non-votes. A broker non-vote occurs when a nominee, such as a broker or bank, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal.
•Proposal No. 1: The election of directors is a matter considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore ChargePoint expects broker non-votes on Proposal No. 1. Thus, if you do not instruct your broker how to vote with respect to Proposal No. 1, your broker may not vote with respect to that proposal.
•Proposal No. 2: Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2027 is considered to be a routine matter under applicable rules and, accordingly, if you do not instruct your broker or other nominee on how to vote the shares in your account for Proposal No. 2, brokers will be permitted to exercise their discretionary authority to vote for the ratification of the selection of PricewaterhouseCoopers LLP. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted with respect to that proposal.
•Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers is a matter considered non-routine under applicable rules. As described with respect to Proposal No. 1 above, a broker or other nominee cannot vote without instructions on non-routine matters, and therefore ChargePoint expects broker non-votes on Proposal No. 3. Thus, if you do not instruct your broker how to vote with respect to Proposal No. 3, your broker may not vote with respect to that proposal.
Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting. Broker non-votes will not be counted as votes cast. Thus, a broker non-vote, if any, will not affect the outcome of the vote on Proposals No. 1, 2, or 3.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares with respect to such matters. These unvoted shares are considered “broker non-votes” with respect to such matters. In the absence of timely directions, your broker will have discretion to vote your shares on Proposal No. 2 our “routine” matter, but brokers and nominees cannot use their discretion to vote “uninstructed” shares with respect to matters that are considered “non-routine.” “Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as executive compensation (including any advisory stockholder votes to approve executive compensation) and certain corporate governance proposals, even if such proposals are supported by management. Accordingly, your broker or nominee may not vote your shares on Proposals No. 1 or 3 without your instructions, but may vote your shares on Proposal No. 2.
How many votes are needed to approve each proposal?
•Proposal No. 1: The election of directors requires a plurality of the voting power of the shares present virtually or represented by proxy at the virtual Annual Meeting and entitled to vote thereon to be approved.

“Plurality” means that the nominees who receive the largest number of votes cast “for” such nominees are elected as directors. Only votes “For” will affect the outcome.
•Proposal No. 2: The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending January 31, 2027 requires the affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the virtual Annual Meeting and voting affirmatively or negatively on such matter to be approved. You may vote “for,” “against,” or “abstain” with respect to this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.
•Proposal No. 3: The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the virtual Annual Meeting and voting affirmatively or negatively on such matter to be approved. You may vote “for,” “against,” or “abstain” with respect to this proposal. Broker non-votes and abstentions will have no effect on the outcome of this proposal.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority in voting power of the issued and outstanding shares entitled to vote at the meeting are present online at the meeting, by remote communication, if applicable, or represented by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the meeting’s chairperson or holders of a majority of shares represented at the meeting may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
ChargePoint Holdings, Inc.’s Board of Directors (the “Board”) is divided into three classes, designated Class I, Class II and Class III. Each class consists, as nearly as may be possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled solely by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class to which such director shall have been appointed or assigned, and until his or her successor is duly elected and qualified, subject to his or her earlier death, disqualification, resignation or removal.
The Board presently has twelve members. There are four directors in the class whose term of office expires in 2026, Elaine L. Chao, Bruce Chizen, Michael Linse and Rick Wilmer. The Board has proposed that each of Bruce Chizen, Michael Linse and Rick Wilmer be elected as a Class III director at the Annual Meeting. Ms. Chao was not nominated for re-election at the Annual Meeting and her current term will expire effective as of the date of the Annual Meeting. The Board thanks Ms. Chao for invaluable services provided during the term of her service. Upon the consummation of the Annual Meeting, the size of the Board will automatically be reduced to eleven members following the end of Ms. Chao’s term.
The nominees listed below are currently directors of the Company and were each recommended for election by the Nominating and Corporate Governance Committee of the Board. Messrs. Chizen, Linse and Wilmer were previously elected by our stockholders. If elected at the Annual Meeting, each nominee would serve for a three-year term expiring at our 2029 annual meeting. Each director will hold office until the election and qualification of his successor or, if sooner, his death, disqualification, resignation or removal. The Company encourages but does not require its directors to attend its annual meetings. Eight of our twelve directors at the time of our 2025 annual meeting attended our annual meeting of stockholders in 2025.
Vote Required
Directors are elected by a plurality of the voting power of the shares present virtually or represented by proxy at the meeting and entitled to vote on the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “For” the election of the nominees named below. Only votes “For” will affect the outcome.
The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each of our Class I, Class II and Class III directors.

	Class	Age	Position	Director Since**	Current Term Expires	Expiration of Term for which Nominated
Class III Directors
Rick Wilmer	III	64	President and Chief Executive Officer, Director	2023	2026	2029
Elaine L. Chao^	III	73	Director	2021	2026	—
Bruce Chizen(3)	III	70	Chairman of the Board	2014	2026	2029
Michael Linse(3*)	III	51	Director	2012	2026	2029
Class I and Class II Continuing Directors
Roxanne Bowman(1)	I	59	Director	2019	2027	—
Axel Harries	I	61	Director	2016	2027	—
Mark Leschly(1*)(3)	I	57	Director	2009	2027	—
Ekta Singh-Bushell(2)	I	54	Director	2022	2027	—
Mitesh Dhruv(2)	II	48	Director	2024	2028	—
Jeffrey Harris(2*)	II	70	Director	2018	2028	—
Susan Heystee(2)(3)	II	64	Director	2021	2028	—
G. Richard Wagoner, Jr.(1)	II	73	Director	2017	2028	—
________________
^ Ms. Chao’s term as a Class III director will expire as of the date of the Annual Meeting.
*Signifies Chair of the Committee

**Based on service on the boards of ChargePoint and Legacy ChargePoint
(1)Member of the Nominating and Corporate Governance Committee
(2)Member of the Audit Committee
(3)Member of the Compensation and Organizational Development Committee
CLASS III NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2029 ANNUAL MEETING
Richard “Rick” Wilmer has served as President and Chief Executive Officer and a member of the Board of Directors for ChargePoint since November 2023. Prior to November 2023, Mr. Wilmer served as Chief Operating Officer from December 2022 until November 2023 and as Chief Customer and Operations Officer after joining ChargePoint in July 2022. Prior to joining ChargePoint, Mr. Wilmer served as the Head of Chowbotics at DoorDash, Inc., a company that operates an online food ordering and food delivery platform, from February 2021 until July 2022. Previously, Mr. Wilmer served as Chief Executive Officer of Chowbotics, Inc., a manufacturer of a fresh food robot, from September 2019 until February 2021. Prior to Chowbotics, Inc., Mr. Wilmer served as Chief Executive Officer of Mojo Networks, a provider of cloud-managed wireless networking, from December 2014 until the acquisition of Mojo Network, Inc. by Arista Networks in August 2018, and following such acquisition, as the General Manager of Arista Networks, Inc.’s Wi-Fi business until September 2019. With more than 30 years of global technology, operations and customer support experience, Mr. Wilmer has global operations experience across North America, Europe and Asia and industry knowledge across multiple technology segments as well as overseas manufacturing and supply chain management. Mr. Wilmer holds a Bachelor of Science in Chemistry from the University of California, Berkeley. We believe Mr. Wilmer is qualified to serve as a member of our Board based on his wide-ranging experience in global operations and manufacturing, management, sales, customer support, executive leadership and strategic planning.
Bruce Chizen has served as a member of ChargePoint’s Board since February 2021 and previously served as a director of Legacy ChargePoint since December 2014. Mr. Chizen is currently an independent consultant and has served as Senior Adviser to Permira Advisers LLP, a private equity fund, since July 2008, and as a Venture Partner at Voyager Capital, a venture capital firm, from August 2009 through May 2023. He has also served as an Operating Partner for Permira Growth Opportunities, a private equity fund since June 2018. From 1994 until 2008, Mr. Chizen served in a number of positions at Adobe Systems Incorporated, a provider of design, imaging and publishing software, including as its Chief Executive Officer from 2000 to 2007, President from 2000 to 2005, acting Chief Financial Officer from 2006 to 2007 and Strategic Advisor from 2007 to 2008. Mr. Chizen currently serves as a director of Synopsys, Inc. since April 2001 and Oracle Corporation since July 2008. Mr. Chizen previously served as a director of Informatica Inc. from August 2015 until November 2025. Mr. Chizen holds a bachelor’s degree from Brooklyn College, City University of New York. We believe Mr. Chizen is qualified to serve as a member of our Board based on his extensive executive leadership experience in digital media and software.
Michael Linse has served as a member of ChargePoint’s Board since February 2021 and previously served as a director of Legacy ChargePoint since April 2012. Mr. Linse has served as the Founder and Managing Director of Linse Capital LLC since October 2015, a growth equity firm investing in late-stage technology companies, and Levitate Capital, a venture capital firm, since March 2017. Prior to founding Linse Capital, Mr. Linse served as a partner at Kleiner Perkins Caufield & Byers (“KPCB”) from 2008 until March 2016. Prior to joining KPCB, Mr. Linse worked at Goldman Sachs for over a decade, most recently as Managing Director of the alternative energy investing team. Mr. Linse previously served as a director of Valens Semiconductor Ltd from 2018 until August 2025. Mr. Linse holds a B.A. in Economics from Harvard University and an M.B.A. from Harvard Business School. We believe Mr. Linse is qualified to serve as a member of our Board based on his extensive experience in corporate finance and investing in the alternative energy space.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” EACH OF THE NAMED NOMINEES IN CLASS III

BOARD AND CORPORATE GOVERNANCE
Continuing Directors
In addition to the director nominees, ChargePoint has eight other directors who will continue in office after the Annual Meeting with terms expiring in 2027 and 2028. The following includes a brief biography of each director composing the remainder of the Board with terms expiring as shown, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable director should serve as a member of our Board.
Class I Directors Continuing in Office Until the 2027 Annual Meeting
Roxanne Bowman has served as a member of ChargePoint’s Board since February 2021 and previously served as a director of Legacy ChargePoint since August 2019. Ms. Bowman has served as Operating Executive at NMS Capital, a private investment firm, since March 2019. From September 2013 to November 2018, Ms. Bowman served as Chief Executive Officer of PowerTeam Services, LLC, a gas and electric utility service provider. Ms. Bowman holds a B.S. in Electrical Engineering from Clemson University and an M.B.A. from the Pamplin College of Business at Virginia Polytechnic Institute and State University. We believe Ms. Bowman is qualified to serve as a member of our Board based on her wide-ranging experience in management, sales, marketing and strategic planning within the utilities industry.

Axel Harries has served as a member of ChargePoint’s Board since February 2021 and previously served as a director of Legacy ChargePoint since October 2016. Mr. Harries has served as Head of Global Customer Service and Parts for Mercedes-Benz AG, an automotive manufacturing and supply company, since May 2023. Prior to this, since June 1993, Mr. Harries held several roles at Mercedes-Benz AG, including Vice President of Product Management and Sales from June 2017 to May 2023, leading the Connected, Autonomous, Shared & Services and Electric Drive unit, which is responsible for all-electric vehicle architecture from July 2016 to June 2017, leading Quality Management of Mercedes-Benz Cars from July 2014 to July 2016 and Head of the G-Wagon Business Unit at Mercedes-Benz Cars from July 2008 to June 2014. Mr. Harries studied product engineering with finance and management accounting at Furtwangen University, Germany. We believe Mr. Harries is qualified to serve as a member of our Board based on his extensive management experience in the automotive industry and knowledge of Europe’s auto charging market.
Mark Leschly has served as a member of ChargePoint’s Board since February 2021 and previously served as a director of Legacy ChargePoint since December 2009. Since July 1999, Mr. Leschly has served as a managing partner of Rho Capital Partners, Inc., an investment and venture capital management company. Since 2017, Mr. Leschly has been the chairman and chief executive officer of Universal Tennis, LLC, which is the developer of a software platform for tennis analytics and tournament management. Since 2014, Mr. Leschly has also been the owner and managing member of Iconica LLC, which primarily focuses on investments at the intersection of sports, media and technology. Mr. Leschly served as a director of NGM Biopharmaceuticals, Inc. from January 2008 to May 2022. Mr. Leschly holds an M.B.A. from Stanford Graduate School of Business and a B.A. from Harvard University. We believe Mr. Leschly is qualified to serve as a member of our Board based on his extensive experience in corporate finance and investing in energy companies.
Ekta Singh-Bushell has served as a member of ChargePoint’s Board since April 2022. From May 2016 to June 2017, Ms. Singh-Bushell served as deputy to the first vice president, chief operating officer executive office, at the Federal Reserve Bank of New York. Prior to 2016, Ms. Singh-Bushell worked at Ernst & Young, serving in various roles including global IT Effectiveness leader, U.S. innovation & digital strategy leader, and chief information security officer. Ms. Singh-Bushell has served as a director for numerous public companies including, Lesaka Technologies Inc., since October 2018. Ms. Singh-Bushell previously served as director of Designer Brands, Inc. from September 2018 to May 2022, of TTEC Holdings, Inc., from May 2017 to September 2024, of Cisco Systems, Inc. from June 2024 to December 2024 and of Huron Consulting Group, from May 2019 until May 2026. Ms. Singh-Bushell received her Master of Science in Electrical Engineering & Computer Science from the University of California, Berkeley and her undergraduate degree in engineering from the University of Poona, India. We believe that Ms. Singh-Bushell is qualified to serve as a member of our Board based on her operational experiences with finance, audit, technology and cybersecurity matters and her prior public company board service.
Class II Directors Continuing in Office Until the 2028 Annual Meeting
Mitesh Dhruv has served as a member of ChargePoint’s Board since July 2024. Mr. Dhruv most recently served as Chief Financial Officer of RingCentral, Inc., a cloud-based communications and collaboration solutions provider, from May 2017 until December 2021. Prior to serving as Chief Financial Officer of RingCentral, Inc., Mr. Dhruv held other positions with

RingCentral in the accounting and finance department, including as Senior Vice President, Finance and Strategy from October 2015 to May 2017, as Vice President, Finance and Corporate Controller from September 2014 to October 2015 and as Vice President, Finance from April 2012 to September 2014. Mr. Dhruv also previously worked at Bank of America-Merrill Lynch from December 2005 to March 2012 as an equity analyst, covering software and cloud companies and prior to that, worked in various accounting firms from February 2000 to December 2005, including PricewaterhouseCoopers. Mr. Dhruv previously served as a member of the Board of Directors of Informatica Inc. from October 2024 until November 2025 and as a member of the Board of Directors of ZoomInfo Technologies Inc. from February 2020 until May 2024. Mr. Dhruv is a CPA, Chartered Accountant, and CFA Charterholder, and holds an undergraduate degree in accounting from the University of Mumbai, India. The Board believes that Mr. Dhruv is qualified to serve as a director due to his extensive financial and accounting experience, including as the Chief Financial Officer of RingCentral, his accounting and financial certifications, his knowledge and experience with global software companies, and his experience in management of a public company.
Jeffrey Harris has served as a member of ChargePoint’s Board since February 2021 and previously served as a director of Legacy ChargePoint since December 2018. In 2012, Mr. Harris founded Global Reserve Group LLC, a financial advisory and investment firm focused primarily on the energy and technology industries. In addition, he has been a Venture Partner of Quantum Energy Partners, a private equity firm focused on the energy industry, since 2012. Previously, Mr. Harris was a managing director of Warburg Pincus LLC, a private equity firm, from 1983 until 2011. Mr. Harris served as a director of Knoll, Inc., until July 2021 and of InterPrivate II Acquisition Corp., until December 2022. Mr. Harris holds a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from Harvard Business School. We believe Mr. Harris is qualified to serve as a member of our Board based on his extensive financial expertise and knowledge of the energy industry and clean technology.
Susan Heystee has served as a member of ChargePoint’s Board since May 2021. From January 2017 to June 2018, Ms. Heystee was Senior Vice President of Global Automotive Business at Verizon Connect, a fleet management solutions software company. Prior to Verizon Connect, Ms. Heystee served as Executive Vice President of Global Sales and OEM Business at Telogis, Inc., which was acquired by Verizon in July 2016, from February 2010 to December 2016. Ms. Heystee has served as a director of Ouster, Inc. since September 2018. Ms. Heystee holds Bachelor’s degrees in mathematics and business from the University of Waterloo and has completed the Advanced Management Program at Harvard Business School. We believe that Ms. Heystee is qualified to serve as a member of our Board of Directors due to her extensive experience in the technology sector and knowledge of market driven strategies.
G. Richard Wagoner, Jr. has served as a member of ChargePoint’s Board since February 2021 and previously served as a director of Legacy ChargePoint since February 2017. From 1977 to 2009, Mr. Wagoner held numerous senior positions at General Motors Corporation, including Chairman and Chief Executive Officer from 2003 to 2009. Mr. Wagoner currently serves as a director of Invesco Ltd., since October 2013, and Graham Holdings Inc., since June 2010. Mr. Wagoner holds a bachelor’s degree from Duke University and an M.B.A. from Harvard Business School. We believe Mr. Wagoner is qualified to serve as a member of our Board based on his extensive experience in the automobile industry, general management experience and public company board service.

Independence of the Board of Directors
As required under the New York Stock Exchange (“NYSE”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NYSE, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, the Board has affirmatively determined that the following eleven directors are independent directors within the meaning of the applicable NYSE listing standards: Mses. Bowman, Chao, Heystee and Singh-Bushell, and Messrs. Chizen, Dhruv, Harries, Harris, Leschly, Linse and Wagoner. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with the Company. Mr. Wilmer, our President and Chief Executive Officer, is not an independent director by virtue of his current employment with ChargePoint.

Family Relationships
There are no familial relationships among the ChargePoint directors and executive officers.
Board Leadership Structure
Our Corporate Governance Guidelines provide that our Board may separate or combine the roles of Chairman of the Board and Chief Executive Officer when and if it deems it advisable and in the best interests of the Company and its stockholders to do so. Currently, the roles are separated, with Rick Wilmer serving as President and Chief Executive Officer and Bruce Chizen serving as the independent Chairman of the Board. The Chairman of the Board presides over all executive sessions of the Board. While the Board does not have a policy requiring the separation of the positions of Chairman and Chief Executive Officer, at this time, the Company believes that separating these positions aligns the Chairman role with our independent directors and further enhances the independence of our Board from management.
Role of the Board in Risk Oversight
The Board recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to ChargePoint and its stockholders. While the executive team is responsible for the day-to-day management of risk, one of the Board’s key functions is informed oversight of the Company’s risk management process and regular review and discussion with members of management regarding potential and identified risks, and responses to significant threats or risk events. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that identify, categorize and address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure over the short-term, intermediate-term and long-term, including a determination of the nature and level of risk appropriate for the Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Such risk oversight also includes reviewing the Company’s cybersecurity and other information technology risks, controls and procedures, at least annually, including the Company’s plans to mitigate cybersecurity risks and to respond to data breaches. The Audit Committee also periodically reviews the Company’s policies and procedures related to the use or integration of artificial intelligence software and platforms with the Company’s tools or products. For more information, please refer to Part I, Item 1C, “Cybersecurity,” in our 2026 Annual Report.
The Audit Committee also reviews with management when appropriate any significant regulatory and legal developments that may have a material impact on ChargePoint’s financial statements, compliance programs and policies, and the effectiveness of ChargePoint’s related disclosure controls and procedures. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation and Organizational Development Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Meetings of the Board
During our fiscal year ended January 31, 2026, our Board held eleven meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served, except for Ms. Chao who attended 62% of the aggregate of the meetings of the Board and the committees on which she served and Mr. Harries who attended 73% of the meetings of the Board.
Information Regarding Committees of the Board
ChargePoint’s Board has established three committees: an Audit Committee; a Compensation and Organizational Development Committee; and a Nominating and Corporate Governance Committee. During the fiscal year ended January 31, 2026, the Audit Committee met five times, the Compensation and Organizational Development Committee met six times and the Nominating and Corporate Governance Committee met two times.
Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable NYSE rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The Audit Committee is comprised of four directors: Mses. Heystee and Singh-Bushell and Messrs. Dhruv and Harris.
The composition of our Audit Committee meets the requirements for independence for audit committee members under the listing standards of the NYSE and the rules and regulations of the SEC. In determining that Mr. Harris is independent under NYSE and SEC rule applicable to audit committee members, our board of directors considered his role as partner of Quantum Energy Group, which beneficially holds approximately 7.2% of our outstanding stock, and the “safe harbor” of Rule 10A-3 under the Exchange Act, which provides that an audit committee member who beneficially owns less than 10% of a company’s voting stock is not considered an “affiliated person” of such company. Mr. Harris disclaims any beneficial ownership of the shares of our common stock held by Quantum Energy Group. Each member of our Audit Committee also meets the financial literacy requirements of the listing standards of the NYSE. In addition, our Board has determined that Mr. Harris qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE.
The Audit Committee has direct responsibility for oversight of the following:
•evaluating the qualifications, independence and performance of the independent registered public accounting firm, including leading the review and selection of the lead audit engagement partner;
•overseeing and reviewing the integrity of the Company’s accounting and financial reporting process and the audit of the Company’s financial statements;
•overseeing the Company’s compliance with legal and regulatory requirements;
•overseeing the design, implementation and performance of our internal audit function and risk assessment and risk management;
•reviewing the Company’s cybersecurity and other information technology risks, controls and procedures at least annually, including the Company’s plans to mitigate cybersecurity risks and to respond to data breaches and steps management has taken to monitor and control cybersecurity risk exposures;
•establish and periodically review the Company’s policies and procedures related to the use or integration of artificial intelligence software and platforms with the Company’s tools or products;
•reviewing and discussing with management the adequacy and effectiveness of our disclosure controls and procedures;
•discussing with the Company’s management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of the Company’s financial statements, and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into certain aspects of the Company’s financial affairs;
•establishing and overseeing procedures for the receipt, retention and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by the Company’s employees of concerns regarding questionable accounting or auditing matters; and
•reviewing and overseeing all related person transactions in accordance with the Company’s policies and procedures.
The Audit Committee has sole authority to approve the hiring and discharging of the Company’s independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor.
The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at https://investors.chargepoint.com under “Governance.”

Compensation and Organizational Development Committee
The Compensation and Organizational Development Committee is comprised of four directors: Ms. Heystee and Messrs. Chizen, Leschly, and Linse.
The Compensation and Organizational Development Committee meets the requirements for independence for compensation committee members under the listing standards of the NYSE and the rules and regulations of the SEC. Each member of our Compensation and Organizational Development Committee is also a “non-employee director,” as defined pursuant to Rule 16b-3 promulgated under the Exchange Act.
The Compensation and Organizational Development Committee assists the Board in discharging certain of the responsibilities with respect to compensating our executive officers, and the administration and review of the incentive plans for employees and other service providers, including our equity incentive plans, and certain other matters related to our compensation programs. The Compensation and Organizational Development Committee reviews, modifies and approves the overall compensation strategy and policies for the Company, including:
•reviewing annually and recommending to the Board for approval all compensation to be paid or awarded to the Chief Executive Officer. In consultation with the Chief Executive Officer, review annually and determine and approve all compensation to be paid or awarded to all other executive “officers,” as defined in the rules promulgated under Section 16 of the Exchange Act, of the Company, in each case including any severance or change in control agreements, and special or supplemental benefits applicable to such executive officers, evaluating and approving the compensation plans and programs advisable for the Company, as well as evaluating and approving the modification or termination of existing plans and programs. The Chief Executive Officer may not be present during voting or deliberations on his or her compensation;
•establishing annually corporate performance goals and objectives relevant to compensation, in consultation with the Chief Executive Officer, for other executive officers, and evaluating annually, in consultation with the Chief Executive Officer, other executive officer performance against any corporate goals and objectives relevant to such officers’ compensation;
•reviewing periodically and making recommendations to the Board with respect to adoption and approval of, or amendments to, the Company’s equity incentive plans;
•overseeing the management of risks associated with the Company’s compensation policies and programs, including to determine whether any such program encourages undue or inappropriate risk-taking by Company personnel that is reasonably likely to have a material adverse effect on the Company;
•reviewing and providing feedback on Company’s recruitment strategies and talent development; and
•preparing the compensation committee report that the SEC requires to accompany the Compensation Discussion and Analysis contained in this Proxy Statement.
The Board has adopted a written Compensation and Organizational Development Committee charter that is available to stockholders on the Company’s website at https://investors.chargepoint.com under “Governance.”
Compensation and Organizational Development Committee Processes and Procedures
The Compensation and Organizational Development Committee plans to meet at least twice each year and may otherwise meet at such times and places as the committee determines. The agenda for each meeting is usually developed by the Chair of the Compensation and Organizational Development Committee, in consultation with the Chief Executive Officer, Chief Legal Officer, Chief People Officer or functional equivalent. The Compensation and Organizational Development Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation and Organizational Development Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation and Organizational Development Committee meetings. The Chief Executive Officer may not be present during voting or deliberations of the Compensation and Organizational Development Committee regarding his compensation.
The charter of the Compensation and Organizational Development Committee permits it to form subcommittees, and the Compensation and Organizational Development Committee may delegate power and authority to such subcommittees, for any purpose that it deems appropriate. The charter additionally allows the Compensation and Organizational Development Committee, to the extent permitted by applicable law, to delegate to one or more officers of the Company the authority to grant awards under the Company’s compensation and incentive plans for employees and other service providers, including the Company’s equity incentive plans, to employees of the Company or of any subsidiary of the

Company who are not directors or executive officers within the limits required by applicable law and set forth in one or more resolutions of the Board and/or the Compensation and Organizational Development Committee, as applicable. The charter additionally allows the Compensation and Organizational Development Committee to delegate routine administration of the Company’s 401(k) plan or any deferred compensation plan or other material compensation plan to an administrative committee consisting of the Company’s officers or other employees.
The charter of the Compensation and Organizational Development Committee grants the committee full access to all books, records, facilities and personnel of the Company. In addition, the Compensation and Organizational Development Committee has the authority, in its sole discretion, to retain or obtain the advice of compensation consultants, independent legal counsel, or other advisors of its choosing, and the Company must provide for appropriate funding for payment of reasonable fees to any such advisor retained by the committee. The Compensation and Organizational Development Committee has direct responsibility for the appointment, compensation, termination and oversight of the work of any such advisors engaged for the purpose of advising the committee. Under the charter, the Compensation and Organizational Development Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation and Organizational Development Committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration the factors, prescribed by the SEC and NYSE, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
In the Company’s fiscal year 2026, the Compensation and Organizational Development Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”), a national compensation consulting firm, to advise the Compensation and Organizational Development Committee regarding the amount and types of compensation provided to our executive officers and non-employee directors. FW Cook does not provide any services to us other than the services provided to the Compensation and Organizational Development Committee. The Compensation and Organizational Development Committee assessed the independence of FW Cook pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent FW Cook from independently representing the committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is comprised of three directors: Ms. Bowman and Messrs. Leschly and Wagoner.
The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the listing standards of the NYSE and the rules and regulations of the SEC. The Nominating and Corporate Governance Committee is responsible for, among other things:
•identifying individuals qualified to become members of the Board and the Board’s committees, consistent with criteria approved by the Board;
•selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders;
•developing, evaluating, and recommending to the Board a set of corporate governance guidelines applicable to the Company; and
•leading the periodic performance review of the Board, its committees and management; and any related matters required by the federal securities laws.
The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at https://investors.chargepoint.com under “Governance.”
Considerations in Evaluating Director Nominees
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, and high personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of ChargePoint, having demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity (including race, ethnicity, national origin, gender and sexual orientation), age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, consistent with our Corporate Governance Guidelines and the Board’s belief that directors should not have “unlimited tenure,” the Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NYSE purposes, which determination is based upon applicable NYSE listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, including direct inquiry from the then appointed members of the Board, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote of those present at a meeting at which a quorum is present.
Stockholder Recommendations for Nominations to the Board
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. However, the Nominating and Corporate Governance Committee has the power and authority to establish procedures for submission of director nominees to the Board, including stockholder nominees, as approved by the Board in the Company’s policies and procedures for director candidates and to review and evaluate any stockholder nominees for director submitted in accordance with the Company’s Bylaws and any candidates for the Board recommended by stockholders in accordance with the Company’s policies and procedures for director candidates.
Subject to advance notice provisions contained in our Bylaws, a stockholder may propose the nomination of someone for election as a director at our annual meeting of stockholders by timely written notice to our Corporate Secretary. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written notice to ChargePoint’s Corporate Secretary at 240 East Hacienda Avenue Campbell, CA 95008 not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. Stockholders may not nominate more candidates than are up for election. As discussed in the Company’s Bylaws, the notice must set forth: (A) certain information as to each nominee such stockholder proposes to nominate at the meeting as set forth in the Company’s Bylaws, including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected, and (B) certain information as to, and certain representations and certifications from, the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is being made, as set forth in the Company’s Bylaws. In accordance with our Bylaws and Rule 14a-19 of the Exchange Act, a nominating stockholder must also represent that he or she intends to solicit proxies in accordance with Rule 14a-19. Nominations will be disregarded if the nominating stockholder gives notice of its intent to solicit proxies using a universal proxy but subsequently fails to meet the requirements of Rule 14a-19 to file a Proxy Statement or solicit at least 67% of the shares entitled to vote.
Investor Outreach
During fiscal 2026, we conducted targeted investor outreach in advance of our 2025 Annual Meeting. Our Chairman participated in our outreach efforts, along with a member of our senior management team. In addition to our investor outreach prior to our 2025 Annual Meeting, our senior management and investor relations team routinely engages with investors and analysts through our investor relation function at quarterly earnings calls, industry presentations, conferences and “roadshow” meetings.
Communicating with the Board
Stockholders and any interested party may communicate directly with the independent directors either by writing to the Board, a Board committee, or an individual director at the Company’s principal executive offices at 240 East Hacienda Avenue, Campbell, CA 95008 or by emailing investors@chargepoint.com. Management receives all letters and emails sent and forwards proper communications to the Board, a Board committee, or an individual director, who facilitates an appropriate response. Management generally will not forward communications that are primarily solicitations for products or services, matters of a personal nature that are not relevant for stockholders, matters that are of a type that render them improper or irrelevant to the functioning of the Board, or requests for general information about the Company.
Compensation and Organizational Development Committee Interlocks and Insider Participation
None of the members of the Compensation and Organizational Development Committee has ever been a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board or Compensation and Organizational Development Committee.
Code of Conduct
The Board has adopted a Code of Conduct. The Code of Conduct applies to all of our employees, officers and directors, as well as all of our contractors, consultants, suppliers and agents in connection with their work for the Company. The full text of the Code of Conduct is on our website at https://investors.chargepoint.com under “Governance.” We intend to disclose future amendments to, or waivers of, the Code of Conduct, as and to the extent required by SEC regulations, at the same location on the website identified above or in public filings. Information contained on the website maintained by the Company is not incorporated by reference into this Proxy Statement, and you should not consider information contained on or accessible through our website to be part of this Proxy Statement.
Corporate Governance Guidelines
The Board documented the governance practices followed by the Company by adopting Corporate Governance Guidelines, as amended, to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company’s business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to the role of the Board and management, principal responsibilities and duties of the Board, Board structure and composition, Board procedures, and Board communication with Company stockholders. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed on the Company’s website at https://investors.chargepoint.com under “Governance.”
Transactions in the Company’s Securities
Our Board has adopted an Insider Trading Policy, governing the purchase, sale and other dispositions of our securities, which applies to all personnel of ChargePoint and its subsidiaries, including our directors, officers, employees and agents (such as consultants and independent contractors), as well as other covered persons, including certain family members, economic dependents, and any other individuals or entities whose transactions in securities such individual influences, directs or controls, which ChargePoint believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to the 2026 Annual Report. In addition, it is the Company’s policy to comply with applicable laws and regulations relating to insider trading when engaging in transactions in the Company’s securities. Individuals subject to the Insider Trading Policy are prohibited from transacting in publicly-traded options, such as puts and calls, and other derivative securities with respect to the Company’s securities, and such prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities. Stock options, restricted stock units, restricted stock, stock appreciation rights and other securities issued pursuant to the Company benefit plans or other compensatory arrangements with the Company are not subject to this prohibition. In addition, individuals subject to the Insider Trading Policy may not pledge Company securities as collateral for loans without the approval of a compliance officer as defined under the policy.

Fiscal Year 2026 Director Compensation
Annual Retainer
Pursuant to our non-employee director compensation program, non-employee directors receive the following annual cash compensation paid quarterly in arrears, which did not change as compared to fiscal year 2025:

Board service	$40,000
plus (as applicable):
Board Chair	$30,000
Audit Committee Chair	$20,000
Compensation and Organizational Development Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$8,000
The Company will reimburse non-employee directors for their reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings.
Equity Awards
Non-employee directors receive automatic grants of equity awards under our 2021 Equity Incentive Plan. Upon joining the Board, a new non-employee director will automatically be granted two restricted stock unit awards under the Company’s 2021 Equity Incentive Plan. One restricted stock unit award will have a target value of $200,000 and will vest in three equal annual installments, subject to the non-employee director’s continuing service, on each anniversary of the date of grant. The second restricted stock unit award will have a target value of (i) $185,000 multiplied by (ii) a fraction, the numerator of which is the number of months until the Company’s next annual meeting of stockholders (based on the prior year’s annual meeting date) and the denominator of which is twelve (12) and, subject to the non-employee director’s continuing service, each such restricted stock unit award will vest in full on the date of the next regular annual meeting of the Company’s stockholders held following the date of grant. In connection with each annual meeting of stockholders, each non-employee director who will continue to serve on our Board will receive a restricted stock unit award with an approximate grant date value of $185,000. The number of restricted stock units subject to both the new director equity awards and the annual equity awards is determined by dividing the target equity value allocated to such award by the average closing price of the Company’s common stock during the 20 trading days ending on (and including) the trading day prior to the date of grant, rounded down to the nearest whole share. The annual equity awards will vest in full on the earlier of the one-year anniversary of the date of grant or the date of the next annual meeting of stockholders subject to the director’s continued service on the Board through such date. Both new director equity awards and annual equity awards will vest in full in the event of the death or permanent disability of such non-employee director or in the event of a change in control of ChargePoint while the non-employee director remains in service.
The following table sets forth information regarding the compensation of ChargePoint’s non-employee directors during the fiscal year ended January 31, 2026.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)		Total ($)
Roxanne Bowman	40,000	177,993	(3)	217,993
Elaine L. Chao	40,000	177,993	(3)	217,993
Bruce Chizen	70,000	177,993	(3)	247,993
Mitesh Dhruv	40,000	177,993	(3)	217,993
Axel Harries	40,000	177,993	(3)	217,993
Jeffrey Harris	60,000	177,993	(3)	237,993
Susan Heystee	40,000	177,993	(3)	217,993
Mark Leschly	48,000	177,993	(3)	225,993
Michael Linse	55,000	177,993	(3)	232,993
Ekta Singh-Bushell	40,000	177,993	(3)	217,993
G. Richard Wagoner, Jr.	40,000	177,993	(3)	217,993
________________

(1)The amounts in this column represent the aggregate grant date fair value of stock awards granted to the non-employee director in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 10 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K, as filed with the SEC on April 2, 2026, for a discussion of the assumptions made by ChargePoint in determining the grant date fair value of its equity awards.
(2)As of January 31, 2026, the following individuals who served as non-employee directors during the year had outstanding options or unvested restricted stock units (“RSUs”) with respect to the following number of shares: Bowman - 12,739 RSUs; Chao - 12,739 RSUs; Chizen - options to purchase 16,932 shares and 12,739 RSUs; Dhruv - 16,903 RSUs; Harries, Harris, Heystee, Leschly and Linse - each 12,739 RSUs; Singh-Bushell - 12,739 RSUs; and Wagoner - options to purchase 18,985 shares and 12,739 RSUs.
(3)Each non-employee director was granted an annual award of 12,739 RSUs which was equal to $185,000 divided by the average closing price of our common stock for the twenty trading days preceding July 8, 2025, with a grant date fair value of $177,993. Subject to the non-employee director’s continuing service, each such RSU award will vest in full on the earlier of the one-year anniversary of the date of grant or the date of the regular annual meeting of the Company’s stockholders held in the year following the date of grant.
Stock Ownership Policy
In March 2023, we adopted stock ownership guidelines requiring that our non-employee directors achieve and maintain minimum levels of ownership of our common stock. The levels are based on multiples of each non-employee director’s base cash retainer for Board service. The Compensation and Organizational Development Committee, with input from management, recommended to our Board in March 2023 to adopt the Stock Ownership Policy and include it in our Corporate Governance Guidelines. Under our policy, our non-employee directors are required to hold at least three (3) times the value of the director’s annual base cash retainer for Board service in our common stock. The non-employee directors are expected to achieve ownership of our common stock within the later of five years of the adoption of the Stock Ownership Policy and the date of such director’s appointment or election to our Board, and such ownership is required to be maintained through such director’s term of service. For more information about our Stock Ownership Policy see “Executive Compensation - Stock Ownership Policy.”

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has served as the auditor of Legacy ChargePoint since 2016 and of the Company since 2021. Representatives of PricewaterhouseCoopers LLP are expected to be present during the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
Vote Required
The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter will be required to ratify the selection of PricewaterhouseCoopers LLP.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table represents aggregate fees billed to the Company for the fiscal years ended January 31, 2026 and 2025 by PricewaterhouseCoopers LLP. All fees described below were pre-approved by the Audit Committee of the Board.

	Fiscal Year Ended ($ Thousands)
	2025	2026
Audit Fees(1)	3,095	2,795
Audit-related Fees	—	—
Tax Fees(2)	189	158
All Other Fees(3)	2	2
Total Fees	3,286	2,955
________________
(1)“Audit Fees” consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements as filed with the SEC on April 2, 2026 and March 28, 2025, review of our quarterly financial statements to be presented in our quarterly report on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)“Tax Fees” consist of tax return preparation, international and domestic tax studies, consulting and planning.
(3)“All Other Fees” consist of the cost of a subscription to an accounting research tool.
Pre-Approval Policies and Procedures
Pursuant to its charter, the Audit Committee may pre-approve audit and permissible non-audit and tax services provided to the Company by the independent auditors, except where pre-approval is not required because such non-audit services are de minimis under the rules of the SEC, in which case subsequent approval may be obtained. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such preapproval decision is presented to the full Audit Committee at its scheduled meetings.
THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND
A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP

PROPOSAL NO. 3
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.
This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of our named executive officers is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement. As discussed in these disclosures, we believe that our compensation policies and decisions are based on principles that reflect a “pay-for-performance” philosophy and are strongly aligned with our stockholders’ interests and consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.
Accordingly, our Board is asking our stockholders to indicate their support for the compensation of our named executive officers, as described in this Proxy Statement, by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders of ChargePoint Holdings, Inc. (the “Company”) approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, narrative disclosures, and other related disclosure.”
Vote Required
The affirmative vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter will be required to approve, on an advisory basis, the compensation of our named executive officers.
Because the vote is advisory, it is not binding on us, our Compensation and Organizational Development Committee or our Board. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our Board and, accordingly, the Board and the Compensation and Organizational Development Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL, ON AN ADVISORY BASIS, OF THE
COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)
The Audit Committee serves as the representative of our Board with respect to its oversight of:
•our accounting and financial reporting processes and the audit of our financial statements;
•the integrity of our financial statements, including our internal controls and disclosure controls and procedures;
•our compliance with legal and regulatory requirements;
•overseeing and reviewing our policies for risk assessment and risk management, including cybersecurity risk, and assessing the steps management has taken to control these risks; and
•the independent registered public accounting firm’s appointment, qualifications and independence.
The Audit Committee also reviews the performance of our independent registered public accounting firm, PricewaterhouseCoopers LLP, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees. The Audit Committee has adopted a policy that requires advance approval of all audit, permissible non-audit and tax services performed by our independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of all audit, permissible non-audit and tax services. Unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee (or designated members of the Audit Committee, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings) must approve the specific service before the independent registered public accounting firm is engaged to perform such services for us.
The Audit Committee is currently composed of four non-employee directors. Our Board has determined that each current member of the Audit Committee is independent under NYSE and SEC rules, and that Mr. Harris qualifies as an “audit committee financial expert” under the SEC rules.
The Audit Committee provides our Board with such information and materials as it may deem necessary to make our Board aware of financial matters requiring its attention. The Audit Committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2026 included in our Annual Report on Form 10-K with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to our Board.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2026, with management of the Company. The Audit Committee has discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP the accounting firm’s independence.
Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K, as filed with the SEC on April 2, 2026, for the fiscal year ended January 31, 2026 for filing with the SEC.
Jeffrey Harris (Chair)
Mitesh Dhruv
Susan Heystee
Ekta Singh-Bushell
(1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate this information by reference.

EXECUTIVE OFFICERS
The following table, other than as noted, sets forth certain information with respect to our current executive officers. Biographical information for our President, Chief Executive Officer and Director Mr. Wilmer is included above with the Director biographies under the caption “Class III Nominees For Election For A Three-Year Term Expiring At The 2029 Annual Meeting.”

Name	Age	Position(s)
Richard “Rick” Wilmer	64	President, Chief Executive Officer and Director
Mansi Khetani	51	Chief Financial Officer
Eric Batill	55	General Counsel and Corporate Secretary
Jagdeep “JD” Singh	56	Chief Customer Experience Officer
John “David” Vice	59	Chief Revenue Officer
________________

Executive Officers
Mansi Khetani. Ms. Khetani has served as our Chief Financial Officer since July 2024 and previously served as ChargePoint’s Interim Chief Financial Officer from November 2023 until June 2024 and our Chief Accounting Officer from December 2024 until April 2026. Previously, she served as the Company’s Senior Vice President, Financial Planning and Analysis from April 2023 to November 2023, and as Vice President, Financial Planning and Analysis from December 2018 to April 2023. Prior to joining ChargePoint, Ms. Khetani served as Senior Director, Financial Planning and Analysis at Gainsight, Inc., a customer success software company, from May 2017 until December 2018. Ms. Khetani received her M.B.A. with a specialization in Financial Management from S. P. Jain Institute of Management and Research and is a Chartered Accountant (India). Ms. Khetani received her Bachelor's degree in Commerce and Economics, from the University of Mumbai.
Eric Batill. Mr. Batill has served as our General Counsel and Corporate Secretary since July 2025. Mr. Batill joined ChargePoint in September 2021, and has served in various capacities, most recently as Vice President, Corporate and Securities. Prior to ChargePoint, Mr. Batill served in various legal roles, from June 2019 to August 2021, at Palo Alto Networks, Inc., a global cybersecurity company, including as Senior Director, General Counsel. Prior to joining Palo Alto Networks, Inc., Mr. Batill served as a Corporate Associate with Cooley LLP with a focus on emerging companies, corporate securities, mergers and acquisitions and capital markets. Mr. Batill received a Bachelor of Arts in Psychology from the University of Notre Dame and a Juris Doctor from Santa Clara University, School of Law.
Jagdeep “JD” Singh. Mr. Singh has served as our Chief Customer Experience Officer since March 2024. From October 2022 to February 2024, he served as the Company’s Senior Vice President Customer Services. Prior to joining ChargePoint, Mr. Singh served as Senior Vice President and General Manager of Global Customer Services at Hewlett Packard Enterprise, a global information technology company, from May 2015 to October 2022 where he oversaw Global Support, Professional Services, Managed Services, and Customer Success. Mr. Singh received a Masters in Business Administration from Santa Clara University and a Master of Science in Computer Science and Bachelor of Science in Electrical Engineering from California State University, Chico.
John “David” Vice. Mr. Vice has served as our Chief Revenue Officer since September 2024. Mr. Vice has more than thirty years of sales and marketing experience delivering global business and sales solutions. Prior to joining ChargePoint, Mr. Vice served as Chief Revenue Officer, at NTT Data Services (“NTT Data”), a global innovator of IT and business services, from February 2020 until April 2024 and as President, Commercial Industries, at NTT Data from May 2018 until February 2020. Prior to NTT Data, Mr. Vice served as the Chief Revenue Officer of Omnitracs, LLC, a provider of fleet management software solutions, from July 2014 until April 2018. Mr. Vice received a Bachelor of Arts in Marketing from Texas Tech University.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the material elements of our executive compensation program for our named executive officers during our fiscal year ended January 31, 2026 (“fiscal 2026”), provides an overview of our executive compensation philosophy and objectives, and discusses how and why the Compensation and Organizational Development Committee (the “Compensation Committee”) of our Board arrived at the specific compensation decisions for our named executive officers for fiscal 2026. During fiscal 2026, our named executive officers were:
•Rick Wilmer, our President and Chief Executive Officer;
•Mansi Khetani, our Chief Financial Officer;
•Eric Batill, our General Counsel and Corporate Secretary;
•JD Singh, our Chief Customer Experience Officer;
•David Vice, our Chief Revenue Officer; and
•Rebecca Chavez, our former Chief Legal Officer and Corporate Secretary (through July 2025).
Executive Summary
Who We Are
ChargePoint is singularly focused on enabling the movement of all people and goods on electricity. Today, we are facilitating mass electric vehicle (EV) adoption with one of the largest charging networks in the world, a strong leadership position in North America and a growing presence in Europe. We are a market leader in electric vehicle fueling and have helped pioneer networked electric charging, offering one of the industry’s most comprehensive portfolios of hardware, software and services for commercial, fleet and residential customers. Businesses, fleets and EV drivers turn to the ChargePoint team for EV charging education, resources and technology as they look to participate in the electrification of transportation.
Compensation Philosophy and Objectives
We believe that to be successful we must hire and retain talented leadership. We recognize that there is significant competition for qualified executives within our industry, especially in California where our headquarters are located, and it can be particularly challenging for companies to recruit executive officers of the caliber necessary to achieve our short-term and long-term objectives. Accordingly, our executive compensation program is intended to attract and retain this leadership team in a highly competitive talent market and to motivate them to achieve our business objectives. We believe our leadership team possesses the skill set necessary to support our near-term objectives and create long-term value for our stockholders, grow our business and assist in the achievement of our strategic goals.
Our named executive officer compensation program focuses on total compensation composed of a mix of cash and equity compensation, including performance-based equity, which we believe attracts, motivates and retains our leadership team.
Fiscal 2026 Executive Compensation Highlights
•Our annual equity compensation program includes performance-based restricted stock units. We typically award annual equity awards in the form of time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PRSUs”). During fiscal 2026, 75% of the annual focal equity awards granted to our CEO, Mr. Wilmer, were in the form of PRSUs, with the remaining delivered as RSUs. In addition, 33% of our annual focal equity awards granted to our other named executive officers were in the form of PRSUs and 67% were in the form of RSUs, other than Mr. Batill who did not receive a PRSU award due to his mid-year promotion to General Counsel. For more information about the “performance-based” portion of the total equity compensation awarded to our executive officers in fiscal 2026, see the section “Executive Compensation – Equity Compensation” set forth below.
•A substantial portion of the total compensation awarded to our executive officers in fiscal 2026 was comprised of “at-risk” compensation components. As described more completely below under “Executive Compensation – Equity Compensation” the PRSUs granted to our named executive officers in fiscal 2026 will not vest, and will be forfeited, in the event the PRSUs fail to meet the designated performance-based objectives. Our fiscal 2026 PRSU awards are viewed as an integral part of our executive compensation program. As of January 31, 2026, no portion of the fiscal 2026 PRSUs had been earned or vested. In addition, our named executive officer's fiscal 2026 annual performance-based bonus opportunity (the “2026 Bonus Program”) was subject to meeting a financial performance objective that was designed to be aligned with our annual budget and long-term strategies. In fiscal 2026, no bonus awards were paid pursuant to our 2026 Bonus Program because the Company did not achieve the minimum performance goal. The 2026 Bonus Program performance goal was tied to our adjusted EBITDA achievement, which was set at a level designed to be aggressive but achievable with significant effort, as further detailed below under “Executive Compensation - 2026 Bonus Program.” For more information about the “at-risk” portion of the total equity compensation awarded to our executive officers in fiscal 2026, see the section “Executive Compensation – Equity Compensation” set forth below.
Advisory Vote on Executive Compensation
At our 2025 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in our 2025 Proxy Statement with the support of approximately 84% of the total votes cast. The Compensation Committee reviewed and considered the support for the 2025 “say-on-pay” vote and determined not to adjust our executive compensation policies or program as a result of the vote. Our Compensation Committee will continue to monitor and evaluate our executive compensation program, considering our stockholders’ views and our evolving business needs. Our Board and our Compensation Committee value the opinions of our stockholders, and we believe that it is important for our stockholders to have an opportunity to vote on this proposal annually, which is consistent with the frequency preferred by our stockholders who voted on the “say-on-pay” frequency proposal at our 2022 Annual Meeting.
Executive Compensation Policies and Practices
We endeavor to design and implement our executive compensation policies and practices in accordance with sound governance standards. The Compensation Committee meets regularly throughout the year to review our executive compensation program to evaluate whether it is consistent with our short-term and long-term goals given the dynamic nature of our business and the markets in which we compete for executive talent. Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation objectives:
•Independent Compensation Committee—The Compensation Committee is comprised solely of independent directors.
•Independent Compensation Committee Consultant—The Compensation Committee engaged its own compensation consultant to assist with its fiscal 2026 compensation reviews and determinations. This consultant performed no other consulting or other services for us during fiscal 2026.
•Executive Compensation Review—The Compensation Committee reviews and approves of our compensation practices and strategy.
•Peer Group for Compensation—The Compensation Committee utilized a compensation peer group for comparative compensation purposes in fiscal 2026, which was considered with the assistance of the Compensation Committee’s independent compensation consultant.
•Executive Compensation Policies and Practices—Our compensation philosophy and related corporate governance policies and practices are complemented by several specific practices that are designed to align our executive compensation program with long-term stockholder interests, including the following:
•Bonus Payouts Determined Based on Formulaic Results: We used a key financial performance metric for our 2026 Bonus Program that is linked to our financial objectives, with bonuses under the 2026 Bonus Program to be determined entirely based on formulaic results. Our 2026 Bonus Program required that a minimum threshold performance level must be achieved to fund any portion of the 2026 Bonus Program. The minimum threshold level of performance was not achieved, and no bonus was earned or paid to any named executive officer for fiscal 2026.
•“At Risk” Long-Term Performance-Based Equity Incentives: A significant portion of our named executive officers’ equity incentive awards for fiscal 2026 were PRSUs, with vesting tied to our adjusted EBITDA performance and continuous service. The fiscal 2026 equity award to our CEO was comprised 75% of PRSUs ad 25% of RSUs.
•No Special Health or Welfare Benefits: Our named executive officers participate in broad-based company-sponsored health and welfare benefit programs on the same basis as our other full-time, salaried employees.
•No Post-Employment Tax Reimbursements: We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change in control payments or benefits.
•“Double-Trigger” Change in Control Arrangements: All change in control payments and benefits for our current executive officers are based on a “double-trigger” arrangement (that is, they require both a change in control plus a qualifying termination of employment before payments and benefits are paid) except that our market-based PRSUs will vest at the time of the change in control to the extent the underlying stock price goals are achieved in connection with the change in control.
•Stock Ownership Guidelines: We maintain guidelines that our executive officers achieve and maintain minimum levels of ownership of our common stock over a reasonable period of time, with the CEO guideline set to 5x salary and the guideline for other named executive officers set to 1x their respective salaries.
•Adoption of Clawback Policies: We have adopted and maintain a non-discretionary “clawback” policy applicable to our executive officers and a discretionary “clawback” policy applicable to our senior vice presidents or non-executive members of executive staff, in each case, to recover or recoup incentive-based compensation erroneously received by such executive officer or senior vice president in connection with an accounting restatement due to the material noncompliance of ChargePoint with any financial reporting requirement under the federal securities laws.
Compensation Governance and the Compensation-Setting Process
Role of Our Compensation Committee and Board
The Compensation Committee is responsible for the oversight of our executive compensation program, with our Board determining the compensation of our Chief Executive Officer based on recommendations from the Compensation Committee. In setting the compensation of our other executive officers, the Compensation Committee takes into account our Chief Executive Officer’s review of each executive officer’s performance and his recommendations with respect to their compensation. The Compensation Committee’s responsibilities regarding executive compensation are further described in the “Corporate Governance” section of this Proxy Statement.
Roles of Our Executive Officers
In discharging its responsibilities, the Compensation Committee works with members of management, including our Chief Executive Officer. As the leader of the executive team, our Chief Executive Officer provides recommendations to the Compensation Committee regarding the compensation of the other named executive officers. Other members of management support the Compensation Committee’s work by providing data, information and their perspective on the tax and human resource implications of our compensation programs. No named executive officer participates directly in final decisions regarding his or her compensation.
Role of Compensation Consultant
In fiscal 2026, the Compensation Committee engaged FW Cook, a national compensation consulting firm. FW Cook assisted the Compensation Committee in assessing compensation peer groups, conducting a review of the compensation of our executive officers, including assistance with the establishment of the mix of RSU and PRSU awards granted to our named executive officers for the fiscal 2026 equity compensation grants, as well as support on other ad hoc matters through the year. In fiscal 2026, the Compensation Committee assessed the independence of FW Cook and determined that no conflict existed that would prevent FW Cook from independently representing the Compensation Committee.
Competitive Data
While our Board and Compensation Committee did not make decisions based solely on market data, our Board and Compensation Committee used competitive compensation data for context in making fiscal 2026 compensation decisions in order to assess whether total compensation for our executives remained competitive. To assess the competitive market, the Compensation Committee used a peer group of companies. We refer to the peer companies used by the Compensation Committee for pay comparisons and for evaluating relative compensation and performance metrics as “Peer Data.”
During the fiscal 2026 focal review, the Compensation Committee retained the same set of companies used during fiscal 2025 for the purposes of evaluating and considering competitive compensation data, set forth in the table below. The group of companies used to establish the Peer Data was adopted late in fiscal 2024 and the criteria the Compensation Committee considered included U.S.-based companies with a median market capitalization of $1.24 billion, with a focus on companies in the electrical, software and clean energy related fields. The analysis included a review of the relevant peer group companies’ trailing last twelve-month revenue, market capitalization, adjusted EBITDA and number of employees.

Fiscal 2026 Peer Group
Alteryx, Inc.	Clean Energy Fuels Corp.	Stem, Inc.
Ameresco, Inc.	Evgo, Inc.	Sunnova Energy International, Inc.
Arlo Technologies, Inc.	Fastly, Inc.	SunPower Corporation
Array Technologies, Inc.	FuelCell Energy, Inc.	Sunrun Inc.
Aspen Aerogels, Inc.	PagerDuty, Inc.	Vicor Corporation
Bloom Energy Corporation
Compensation Setting Process
In the annual assessment of our executive compensation program, our Board and Compensation Committee consider a number of factors to determine compensation levels and design. Our Board and Compensation Committee adopts a holistic review of the Company’s executive compensation program and did not use a single method or measure in making compensation decisions, nor did it adopt a policy for allocating between different compensation elements. In making fiscal 2026 compensation decisions, our Board and Compensation Committee considered the following factors:
•The experience and skills of each named executive officer;
•The scope of each named executive officer’s role;
•The size and vesting schedules of existing equity holdings of each named executive officer, including the retention value of previously granted PRSU awards;
•A subjective assessment of the performance of each named executive officer;
•The Company’s overall performance;
•Overall compensation parity among the named executive officers;
•An analysis of competitive market conditions and the Peer Data described above; and
•The recommendations of our Chief Executive Officer in the case of named executive officers other than himself.
Compensation decisions are informed by a variety of factors and the importance of each factor can vary from year to year.
Compensation Elements
The annual compensation of our named executive officers consists of three principal elements: base salary; annual bonus opportunities; and long-term incentives in the form of equity awards. The design of our executive compensation program is influenced by a variety of factors, including executive retention as well as our stated corporate and financial objectives. For instance, in fiscal 2026 we granted PRSU awards that will vest only upon achievement of a specific financial objective for the fiscal year ending January 31, 2027 in order to serve a meaningful incentive for performance. For more information about the design of our fiscal 2026 PRSUs, see the section "Executive Compensation - Equity Compensation."
We do not have a specific policy on the percentage allocation between short-term and long-term compensation elements. We also do not target specific percentiles and consider both Peer Data, internal relationships, contributions, experience, work performance, roles and existing unvested and unearned equity compensation and related performance objectives when making named executive officer compensation decisions. While the pay mix may vary from year to year, the ultimate goal is to achieve our compensation objectives as described above.

Base Salary
Base salaries are designed to provide a stable source of income for our named executive officers and reflect differences in roles, degree of difficulty to replace, experience and performance. In general, the initial base salary of each of our named executive officers is established through arms-length negotiations at the time the officer is hired, considering the competitive market as well as the compensation received by the executive’s prior employer and predecessor within the Company. Thereafter base salaries are reviewed annually or in connection with any promotion or substantial change in duties. During our fiscal 2026 review of compensation for our executive officers, our Compensation Committee maintained the base salary levels for each of the then-serving named executive officers. Mr. Batill’s annual base salary was increased to $400,000 in connection with his appointment as our General Counsel in July 2025. The salary of our CEO, Mr. Wilmer, was not increased in fiscal year 2026 and remained among the lowest salary levels in the Peer Data reviewed by the Compensation Committee.
The base annual salaries of our named executive officers during fiscal 2026 were as follows:

Named Executive Officer	Fiscal 2025 Base Salary($)	Fiscal 2026 Base Salary ($)
Rick Wilmer	625,000	625,000
Mansi Khetani	425,000	425,000
Eric Batill(1)	N/A	400,000
JD Singh	425,000	425,000
David Vice	450,000	450,000
Rebecca Chavez(2)	430,000	430,000
________________
(1)Mr. Batill was not a named executive officer during fiscal year 2025 and was appointed as our General Counsel in July 2025.
(2)Ms. Chavez resigned as our Chief Legal Officer in July 2025.
2026 Bonus Program
Our 2026 Bonus Program was designed to reward achievement of key annual financial performance objectives. Each of our named executive officers has a target bonus expressed as a percentage of the officer’s base salary. These target bonus opportunities are typically reviewed annually. For fiscal 2026, our Compensation Committee maintained the target bonus opportunities for each of the then-serving named executive officers. Mr. Batill’s target bonus opportunity was increased to 60% of his annual base salary in connection with his appointment as our General Counsel in July 2025.
The fiscal 2026 target bonus opportunities for our named executive officers were:

Named Executive Officer	Fiscal 2025 Target Bonus Opportunity (as a percentage of base salary)	Fiscal 2026 Target Bonus Opportunity (as a percentage of base salary)
Rick Wilmer	100%	100%
Mansi Khetani	60%	60%
Eric Batill(1)(2)	N/A	60%
JD Singh	60%	60%
David Vice	100%	100%
Rebecca Chavez(1)	60%	60%
________________
(1)Mr. Batill was not a named executive officer during fiscal year 2025 and was appointed as our General Counsel in July 2025. Ms. Chavez resigned as our Chief Legal Officer in July 2025.
(2)The fiscal 2026 target bonus for Mr. Batill was prorated to reflect his updated target bonus opportunity for the number of days he was employed by the Company as General Counsel during that fiscal year.

The Compensation Committee selected the Company's full-year adjusted EBITDA as the performance metric for our 2026 Bonus Program. This metric was selected to focus on the Company's objectives of improving cash management, increasing revenue and reducing operating expenses with the Company's publicly stated goal to achieve positive cash flow. For purposes of the 2026 Bonus Program, adjusted EBITDA is defined as our net loss excluding stock-based compensation expense, amortization expense of acquired intangible assets, non-recurring restructuring costs and non-cash charges related to the change in fair value of assumed common stock warrant liabilities, impact of new reciprocal tariffs net of any price increases, any increases in freight costs for moving materials to avoid these tariffs, as well as any expenses resulting from changes in the tariff environment, and further adjusted for provision of income taxes, depreciation, interest income and expense and other income and expense (net).
In order for our named executive officers to earn any bonus, we had to achieve at least 90% of the fiscal year adjusted EBITDA target. The payout under the 2026 Bonus Program could be increased to 150% of target in the event the management team achieved up to 120% of the fiscal year adjusted EBITDA target or could be decreased to 70% of target in the event we achieved the minimum thresholds for fiscal year adjusted EBITDA. Achievement of final performance metrics between the minimum and maximum performance goals are adjusted using linear interpolation. We consider the specific target performance goal for the adjusted EBITDA metric under the 2026 Bonus Program to be confidential commercial and financial information, the disclosure of which could result in competitive harm to us. The adjusted EBITDA target was designed to be challenging but achievable with strong execution against our operating plan. Under the design of the 2026 Bonus Program, any bonus awards that may have been earned would be settled in shares of our common stock in order to further align the interests of participants with our stockholders and conserve cash.
We did not achieve the minimum thresholds for the fiscal year adjusted EBITDA performance goal. As a result of the below threshold performance, none of our named executive officers were eligible for a bonus payment with respect to fiscal 2026.
Equity Compensation
Equity awards are an important part of our executive compensation strategy as we believe they help align our named executive officers’ long-term incentives with those of our stockholders and provide an incentive to remain employed with the Company long-term. In general, we grant RSUs in connection with the hire and promotion of a named executive officer and in connection with retention purposes. In fiscal 2026, total equity compensation for our named executive officers, other than our CEO and Mr. Batill, was spilt into approximately two-thirds RSUs and one-third PRSUs. The PRSUs were designed to be earned and vest upon the achievement of a specific adjusted EBITDA target for the full fiscal year ending on January 31, 2027.
On July 28, 2025, ChargePoint conducted a one-for-twenty reverse stock split pursuant to which each twenty outstanding shares of our common stock held by our stockholders was combined into one share of common stock (the "Reverse Stock Split"). All shares and share numbers presented in this proxy statement, are presented on a post-Reverse Stock Split basis. The number of RSU and PRSU shares granted, as well as the fair value of the fiscal 2026 equity awards for our named executive officers at the time of grant, was as follows, with the value of the annual focal equity grants made to all named executive officers set below the median value of the comparable Peer Data:

	Annual Grant (May 2025)		Promotion or New Hire		Retention Grant	Total Long-Term Equity
Name	RSUs	PRSUs	RSUs	PRSUs	RSUs	$ (1)
Rick Wilmer	66,250	211,875	—	—	—	3,481,013
Mansi Khetani	37,500	18,750	—	—	18,750	938,700
Eric Batill	3,250	—	60,000	—	5,000	746,457
JD Singh	34,125	18,750	—	—	22,125	938,701
David Vice	25,000	12,500	—	—	12,500	625,800
Rebecca Chavez	33,750	18,750	—	—	22,500	938,700
(1)    Fair value at time of grant
RSU Grants
In fiscal 2026, our named executive officers were awarded RSU awards intended to be “at-risk” equity compensation, with the size of these RSU awards determined after a review of each officer’s role, responsibilities, performance, and existing equity positions, as well as the Peer Data. As part of the annual review process, we granted two types of RSUs awards in May 2025 to our named executive officers, other than our CEO. Annual focal equity grant RSUs that vest in quarterly installments over four years. In addition, retention grant RSUs that were awarded to provide a retention incentive that was more immediate and are scheduled to vest over two years, with 50% of the award vesting after one year and the remaining 50% of the award vesting in four equal quarterly installments thereafter.
Our fiscal 2026 annual RSUs were primarily granted in May 2025 after our annual focal review period. Other than in the case of Mr. Wilmer and Mr. Batill, two-thirds of each named executive officer's annual focal equity grant was comprised of an RSU award. Mr. Wilmer's award was comprised of 75% PRSUs and 25% RSUs because he is viewed as most accountable for achieving the adjusted EBITDA target applicable to the fiscal 2026 PRSUs. In the case of Mr. Batill, because he received his annual focal equity grant prior to his promotion to General Counsel, his entire annual focal equity grant was delivered as RSUs.
In addition, Mr. Batill was granted an additional RSU award in September 2025, with a grant date value of $643,200, in connection with his appointment as our General Counsel. Further, the awards granted to Ms. Chavez were all forfeited upon her resignation in July 2025.
The grant date fair value of the fiscal 2026 annual focal equity grant, retention grant and promotion grant RSU awards are included in the “Stock Awards” column of our Fiscal Year 2026 Summary Compensation Table:

Name	Total Grant Date Value of RSUs ($)
Rick Wilmer(1)	829,185
Mansi Khetani(2)	704,025
Eric Batill(3)	746,457
JD Singh(4)	704,026
David Vice(5)	469,350
Rebecca Chavez(6)	704,025
________________
(1)Mr. Wilmer was granted one RSU award in May 2025 in connection with our annual focal review. The RSUs are subject to a service-based vesting requirement, which will be satisfied quarterly over a four-year period with respect to 1/16th of the shares underlying the RSU, commencing on June 20, 2025, and thereafter vesting on March 20, June 20, September 20 and December 20, provided that Mr. Wilmer remains in continuous service on each such vesting date.
(2)Ms. Khetani was granted two separate RSU awards in fiscal 2026. RSUs with a grant date fair value of $469,350 were granted to Ms. Khetani in May 2025, in connection with our annual focal review, and are subject to a service-based vesting requirement, which will be satisfied quarterly over a four-year period with respect to 1/16th of the shares underlying the RSUs, commencing on June 20, 2025, and thereafter vesting on March 20, June 20, September 20 and December 20, provided that Ms. Khetani remains in continuous service on each such vesting date. Ms. Khetani was also granted a retention RSU award with a grant date fair value of $234,675 in May 2025. The RSUs are subject to a service-based vesting requirement, which will be satisfied over a two-year period commencing on June 20, 2025 with 50% of the shares subject to the RSU award vesting on the one-year anniversary of the vesting commencement date and 1/8th vesting quarterly thereafter on March 20, June 20, September 20 and December 20, provided that Ms. Khetani remains in continuous service on each such vesting date.
(3)Mr. Batill was granted three separate RSU awards in fiscal 2026. RSUs with a grant date fair value of $40,677 were granted to Mr. Batill in May 2025, in connection with our annual focal review, and are subject to a service-based vesting requirement, which will be satisfied quarterly over a four-year period with respect to 1/16th of the shares underlying the RSU, commencing on June 20, 2025, and thereafter vesting on March 20, June 20, September 20 and December 20, provided that Mr. Batill remains in continuous service on each such vesting date. Mr. Batill was granted a retention RSU award with a grant date fair value of $62,580 in May 2025. The RSUs are subject to a service-based vesting requirement, which will be satisfied quarterly over a two-year period commencing on June 20, 2025 with 50% of the shares subject to the RSU award vesting on the one-year anniversary of the vesting commencement date and 1/8th vesting quarterly thereafter on March 20, June 20, September 20 and December 20, provided that Mr. Batill remains in continuous service on each such vesting date. Mr. Batill was granted promotion RSUs with a grant date fair value of $643,200 in September 2025, in connection with his promotion to our General Counsel, which are subject to a service-based vesting requirement, which will be satisfied quarterly over a four-year period with respect to 1/16th of the shares underlying the RSU, commencing on September 20, 2025, and thereafter vesting on March 20, June 20, September 20 and December 20, provided that Mr. Batill remains in continuous service on each such vesting date.
(4)Mr. Singh was granted two separate RSU awards in fiscal 2026. RSUs with a grant date fair value of $427,109 were granted to Mr. Singh in May 2025, in connection with our annual focal review, and are subject to a service-based vesting requirement, which will be satisfied quarterly over a four-year period with respect to 1/16th of the shares underlying the RSU, commencing on June 20, 2025, and thereafter vesting on March 20, June 20, September 20 and December 20, provided that Mr. Singh remains in continuous service on each such vesting date. Mr. Singh was granted a retention RSU award with a grant date fair value of $276,917 in May 2025. The RSUs are subject to a service-based vesting requirement, which will be satisfied quarterly over a two-year period commencing on June 20, 2025 with 50% of the shares subject to the RSU award vesting on the one-year anniversary of the vesting commencement date and 1/8th vesting quarterly thereafter on March 20, June 20, September 20 and December 20, provided that Mr. Singh remains in continuous service on each such vesting date.
(5)Mr. Vice was granted two separate RSU awards in fiscal 2026. RSUs with a grant date fair value of $312,900 were granted to Mr. Vice in May 2025, in connection with our annual focal review, and are subject to a service-based vesting requirement, which will be satisfied quarterly over a four-year period with respect to 1/16th of the shares underlying the RSU, commencing on June 20, 2025, and thereafter vesting on March 20, June 20, September 20 and December 20, provided that Mr. Vice remains in continuous service on each such vesting date. Mr. Vice was granted a retention RSU award with a grant date fair value of $156,450 in May 2025. The RSUs are subject to a service-based vesting requirement, which will be satisfied quarterly over a two-year period commencing on June 20, 2025 with 50% of the shares subject to the RSU award vesting on the one-year anniversary of the vesting commencement date and 1/8th vesting quarterly thereafter on March 20, June 20, September 20 and December 20, provided that Mr. Vice remains in continuous service on each such vesting date.
(6)Ms. Chavez was granted two separate RSU awards in fiscal 2026. RSUs with a grant date fair value of $422,415 were granted to Ms. Chavez in May 2025, in connection with our annual focal review, and were subject to a service-based vesting requirement, which were scheduled to be satisfied quarterly over a four-year period with respect to 1/16th of the shares underlying the RSU, commencing on June 20, 2025, and thereafter vesting on March 20, June 20, September 20 and December 20, provided that Ms. Chavez remained in continuous service on each such vesting date. Ms. Chavez was granted a retention RSU award with a grant date fair value of $281,610 in May 2025. The RSUs were subject to a service-based vesting requirement, which were scheduled to be satisfied quarterly over a two-year period commencing on June 20, 2025 with 50% of the shares subject to the RSU award vesting on the one-year anniversary of the vesting commencement date and 1/8th vesting quarterly thereafter on March 20, June 20, September 20 and December 20, provided that Ms. Chavez remained in continuous service on each such vesting date. Ms. Chavez resigned as our Chief Legal Officer effective as of July 2025 and her then unvested equity awards were forfeited.

PRSU Grants
Our Compensation Committee believes that granting performance-based equity incentive awards in the form of PRSUs more closely aligns our named executive officers interests with those or our stockholders and better incentivizes the executive team to achieve critical corporate performance objectives. The size of these PRSU awards is determined on an annual basis after a review of each officer’s role, responsibilities and performance, each officer’s existing equity position, our overall compensation and performance-based objectives and the Peer Data for similar positions. The PRSUs are intended to comprise “at-risk” equity compensation for our named executive officers. Vesting of the PRSUs is dependent upon the satisfaction of both performance- and service-based conditions. In fiscal 2026, 75% of the annual focal equity grant made to Mr. Wilmer was comprised of PRSUs and one-third of the annual focal equity grant made to the other named executive officers (other than Mr. Batill) was comprised of PRSUs. Mr. Batill was not serving as our General Counsel at the time fiscal 2026 annual focal grants were made and was not eligible for a fiscal 2026 PRSU award.
We granted fiscal 2026 PRSUs to our executive officers in May 2025 (the "fiscal 2026 PRSUs") following the annual review of performance and compensation. The fiscal 2026 PRSU awards are subject to both a performance and service based vesting criteria. The performance based criteria for the fiscal 2026 PRSU awards will be satisfied if the Company achieves a specific adjusted EBITDA target for the fiscal year ending January 31, 2027. For purposes of the fiscal 2026 PRSU awards, adjusted EBITDA is calculated as net income (or loss), excluding stock-based compensation expense, restructuring costs for severances and employment-related termination costs, and facility and other contract terminations, amortization expense of acquired intangible assets, non-cash charges related to tax liabilities and litigation settlements, including associated non-recurring legal expenses, non-recurring costs and professional services fees associated with acquisitions, registration filings and modification of convertible debt, and further adjusted for provision of income taxes, depreciation, interest income and expense, and other income and expense (net). The adjusted EBITDA goal applicable to the fiscal 2026 PRSUs was designed to be challenging but achievable with strong execution against our operating plan. Achievement of the performance based vesting criteria will be determined by our Compensation Committee in connection with the review of our final audited financial statements for our fiscal year ending January 31, 2027.
The fiscal 2026 PRSUs are also subject to a service-based vesting condition that requires each named executive officer to provide continuous service through January 31, 2027 (the "Service Period").
The grant date fair value of these fiscal 2026 PRSU awards are included in the “Stock Awards” column of our Fiscal Year 2026 Summary Compensation Table:

Name	Grant Date Value of PRSUs ($)(1)
Rick Wilmer	2,651,828
Mansi Khetani	234,675
Eric Batill(2)	—
JD Singh	234,675
David Vice	156,450
Rebecca Chavez(3)	234,675
________________
(1)The service-based conditions applicable to the PRSUs will be satisfied if the named executive officer remains in continuous service from the date of the grant through January 31, 2027, subject to acceleration or waiver in the event of any Change in Control.
(2)Mr. Batill was not serving as our General Counsel at the time fiscal 2026 annual focal grants were made and was not eligible for a fiscal 2026 PRSU award.
(3)Ms. Chavez resigned as our Chief Legal Officer in July 2025, and as a result her fiscal 2026 PRSU was forfeited.
Health and Welfare Benefits
Our named executive officers are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried employees. In the U.S., these benefits include medical, dental, and vision insurance, an employee assistance program, health and dependent care flexible spending accounts, health savings account, basic life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance and commuter benefits.
We design our employee benefits programs to be affordable and competitive in relation to the market. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market. In structuring these benefit programs, we seek to provide an aggregate level of benefits that are comparable to those provided by similar companies.

Retirement Benefits
We maintain a 401(k) retirement plan for our employees, including our named executive officers. Currently, we do not provide company matching contributions to participants in the Section 401(k) plan.
We do not provide pension arrangements for our named executive officers or other employees, nor do we provide any nonqualified defined contribution or other deferred compensation plans to any of our employees.
Perquisites and other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. In the future, we may provide perquisites or other personal benefits if our Compensation Committee deems it appropriate, for example, if helpful in recruiting an individual or to assist an individual in the performance of his or her duties, particularly for roles that are outside the United States where certain perquisites are more common.
Employment Arrangements
We have entered into employment offer letters with each of our named executive officers setting forth the initial terms of the officer’s employment. Offer letters with our U.S. named executive officers provide that the officer’s employment will be “at will” and may be terminated at any time.
Severance and Change in Control Protection
Wilmer CIC Agreement
In connection with Mr. Wilmer's appointment as our President and Chief Executive Officer in November 2023, we entered into severance and change of control agreement referred to herein as the "Wilmer CIC Agreement." The terms of the Wilmer CIC Agreement were determined after considering the input of FW Cook and metrics from the Peer Data in use at the time. Pursuant to the Wilmer CIC Agreement, if Mr. Wilmer’s employment with ChargePoint ends due to a Termination without Cause or a Resignation for Good Reason (each as defined in the Wilmer CIC Agreement and each an “Involuntary Termination”), Mr. Wilmer is eligible to receive a lump sum payment equal to the sum of Mr. Wilmer’s then current annual base salary and twelve months of COBRA premiums.
If an Involuntary Termination occurs within three months prior to, or within twelve months after, a Change in Control (as defined in the Wilmer CIC Agreement), then the cash severance payment Mr. Wilmer is eligible to receive is increased to the sum of (i) one and half times (1.5x) the sum of Mr. Wilmer’s annual base salary and target annual bonus and (ii) eighteen months of COBRA premiums. Further, 100% of Mr. Wilmer’s time-based equity awards outstanding at the time of Mr. Wilmer’s Involuntary Termination will vest in full and any outstanding performance-based equity awards will vest at the greater of the target level of achievement or based on actual performance, other than any equity awards excluded from acceleration at the time of grant as provided in such equity award agreement. As a condition to the receipt of severance benefits, Mr. Wilmer must execute a release of claims, resign from all positions with ChargePoint and return all company property. The Wilmer CIC Agreement will terminate automatically on December 31, 2026. For an estimate of the potential payments and benefits payable under the Wilmer CIC Agreement as of January 31, 2026, see the section “Fiscal 2026 Potential Payments Upon Termination or Change in Control” below.
Executive Severance and Change in Control Program
In February 2024, after considering the input of FW Cook and metrics from the Peer Data in use at the time, our Compensation Committee adopted the ChargePoint Holdings, Inc. Executive Severance Plan (the “Executive Severance Plan”). Our executive officers other than Mr. Wilmer participate in the Executive Severance Plan with Mr. Wilmer subject to the terms of the Wilmer CIC Agreement described above. Ms. Khetani, Mr. Batill, Mr. Singh and Mr. Vice became eligible to participate in the Executive Severance Plan in connection with their appointment as our Chief Financial Officer, General Counsel, Chief Customer Experience Officer and Chief Revenue Officer, respectively. The primary purpose of the change in control benefits in the Executive Severance Plan is to keep our named executive officers focused in the event we are presented with a corporate transaction that is viewed to be in the best interests of our stockholders, regardless of whether such a transaction may result in their own job loss. We also believe it is necessary to offer these protections in order to offer competitive compensation packages and promote retention of our executive officers.
In the event a participating executive officer is terminated for any reason, the executive officer will be eligible to receive any earned but unpaid salary, unpaid expense reimbursements in accordance with ChargePoint's policy, accrued but unused vacation or leave entitlement, and any vested benefits the executive may have under any employee benefit plan.

Further, in the event the executive's employment with ChargePoint is terminated due to death or Disability (as defined in the Executive Severance Plan) then any unvested time-based equity awards will be 100% vested upon such termination of employment, and any performance-based equity awards will be treated as set forth in the applicable award agreement.
The Executive Severance Plan provides that if a participating named executive officer’s employment is terminated by ChargePoint other than for Cause, death or Disability or if the officer resigns for Good Reason (each as defined in the Executive Severance Plan, and each a “Qualified Termination Event”), the officer is eligible to receive a lump sum payment equal to six months of the officer’s then current base salary and COBRA premiums. Under the Executive Severance Plan, if a Qualified Termination Event occurs on the date of, or within one-year after, a Change in Control (as defined in the Executive Severance Plan, and such termination a “CIC Qualified Termination Event”), then the cash severance payment such named executive officer is eligible to receive is increased to the sum of (i) 100% of his or her annual base salary and target annual bonus and (ii) twelve months of COBRA premiums and his or her time-based equity awards outstanding at the time his or her employment terminates will vest and any outstanding performance-based equity awards will vest at the greater of the target level of achievement or based on actual performance, other than any outstanding equity awards that specifically provide for treatment in a Change in Control, in which case the provisions of the equity award will prevail. As a condition to the receipt of severance benefits under the Executive Severance Plan, the participant must execute a release of claims, resign from all positions with ChargePoint and return all company property. For an estimate of the potential payments and benefits payable under the Executive Severance Plan for our eligible named executive officers as of January 31, 2026, see the section “Fiscal 2026 Potential Payments Upon Termination or Change in Control” below.
Stock Ownership Policy
Our stock ownership guidelines require that our executive officers achieve and maintain minimum levels of ownership of our common stock. The levels are based on multiples of each officer’s base salary. Under our policy, which is included in our Corporate Governance Guidelines, our Chief Executive Officer's guideline is to hold at least five (5) times the value of the Chief Executive Officer’s base salary in our common stock and our other executive officer's guideline is to hold at least one (1) time the value of their respective base salary in our common stock. The Chief Executive Officer and other executive officers are expected to achieve ownership of our common stock within the later of five years of the date of (i) the adoption of the stock ownership policy and (ii) the Chief Executive Officer’s or other executive officer’s appointment, as applicable, and such ownership is required to be maintained through such officer’s term of service. The Company will consider the value of unvested time-based RSU grants for the Chief Executive Officer and each executive officer for the purpose of determining compliance with these stock ownership requirements and does not include the value of PRSUs or unexercised options. This policy is intended to align the interests of our key executives with the interests of our stockholders by maintaining a strong link between the Company’s long-term success and the ultimate compensation of key executives. As of January 31, 2026, each of our continuing named executive officers were in compliance with our stock ownership guidelines. The stock ownership requirements are as follows:

Positions	Stock Ownership Guidelines (Multiple of Salary)
Chief Executive Officer	5X
All Other Active Named Executive Officers	1X
Dodd-Frank Policy on Recoupment of Incentive Compensation
In November 2023, our Board adopted a compensation recovery, or “clawback,” policy providing for the recovery of applicable incentive-based compensation from current and former executive officers of the Company in the event the Company is required to restate its financial results due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws as required by the Dodd-Frank Act and corresponding NYSE listing standards.
In addition, we adopted a separate clawback policy that provides the Compensation and Organizational Development Committee with the discretion to recover incentive-based compensation paid to employees at the level of senior vice president in connection with a financial restatement due to the Company’s material non-compliance with any financial reporting requirement under the federal securities laws.
Report of the Compensation and Organizational Development Committee
Our Compensation and Organizational Development Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, our Compensation and Organizational Development Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be incorporated by reference into our Annual Report on Form 10-K for the year ended January 31, 2026, and included in this Proxy Statement.
Respectfully submitted by the members of the Compensation and Organizational Development Committee of our Board of Directors:
Michael Linse (Chair)
Bruce Chizen
Susan Heystee
Mark Leschly

Fiscal Year 2026 Summary Compensation Table
The following table shows information regarding the compensation of our named executive officers for the fiscal year ended January 31, 2026 and, to the extent required by SEC disclosure rules, the fiscal years ended January 31, 2025 and January 31, 2024.

Name and Principal Position(1)	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Rick Wilmer	2026	625,000	—	3,481,013	—	—	—	—		4,106,013
Chief Executive Officer	2025	625,000	—	2,507,920	—	—	—	420		3,133,340
	2024	521,875	—	2,975,552	—	—	—	—		3,497,427
Mansi Khetani	2026	425,000	—	938,700	—	—	—	—		1,363,700
Chief Financial Officer	2025	425,000	—	1,029,974	—	—	—	2,220		1,457,194
	2024	369,142	—	1,385,063	—	—	—	—		1,754,205
Eric Batill	2026	375,714	—	746,457	—	—	—	—		1,122,171
General Counsel
JD Singh	2026	425,000	—	938,701	—	—	—	—		1,363,701
Chief Customer Experience Officer	2025	412,500	—	959,291	—	—	—	420		1,372,211
David Vice	2026	450,000	—	625,800	—	—	—	13,095	(3)	1,088,895
Chief Revenue Officer	2025	168,750	—	1,435,050	—	—	—	—		1,603,800
Rebecca Chavez	2026	210,314	—	938,700	—	—	—	—		1,149,014
Former Chief Legal Officer	2025	430,000	—	813,833	—	—	—	420		1,244,253
	2024	400,833	—	1,569,979	—	—	—	—		1,970,813
________________
(1)Mr. Singh was employed by us, but was not a named executive officer, in the fiscal year ending January 31, 2024, accordingly, compensation information is only provided for him for the fiscal years ending January 31, 2025 and January 31, 2026. Mr. Vice commenced employment with us in September 2024 and, accordingly, compensation information is only provided for him for the fiscal years ending January 31, 2025 and January 31, 2026. Mr. Batill was employed by us, but was not a named executive officer, in the fiscal years ending January 31, 2024 and January 31, 2025, accordingly, compensation information is only provided for him for the fiscal year ending January 31, 2026.
(2)The amounts in this column represent the aggregate grant date fair value of stock awards granted to the officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 10 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed on April 2, 2026, for a discussion of the assumptions made in determining the grant date fair value of our equity awards. In accordance with SEC rules, the grant date fair value of an award subject to a performance condition is based on the probable outcome of the performance condition on the grant date, which was 100% of the applicable target amount. Because there is only one payout level with respect to the 2026 PRSUs, there is no grant date fair value in excess of the amount reflected in the table above for the named executive officers that could be calculated and disclosed. The fiscal 2026 equity awards granted to Ms. Chavez were forfeited in connection with her resignation in July 2025.
(3)Amounts include benefits on account of gross-up of for the portion of Mr. Vice's income subject to California income tax and additional federal income tax.

Fiscal Year 2026 Grants Of Plan-Based Awards Table
The following table sets forth certain information regarding each plan-based award granted to our named executive officers during our fiscal year ended January 31, 2026. All shares and share numbers presented in this proxy statement, are presented on a post-Reverse Stock Split basis.

Name	Grant Date		Approval Date[6]	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Under-lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(2) ($)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target(1) (#)	Maximum (#)
Rick Wilmer	5/1/25		4/30/25	—	—	—	—	211,875	—	—		—	—	2,651,828
	5/1/25		4/30/25	—	—	—	—	—	—	66,250	(3)	—	—	829,185
	N/A	(6)		—	—	—	—	—	—	—		—	—	—
Mansi Khetani	5/1/25		4/21/25	—	—	—	—	18,750	—	—		—	—	234,675
	5/1/25		4/21/25	—	—	—	—	—	—	37,500	(3)	—	—	469,350
	5/1/25		4/21/25	—	—	—	—	—	—	18,750	(4)	—	—	234,675
	N/A	(6)		—	—	—	—	—	—	—		—	—	—
Eric Batill	5/1/25		4/21/25	—	—	—	—	—	—	3,250	(3)	—	—	40,677
	9/2/25		8/26/25	—	—	—	—	—	—	60,000	(5)	—	—	643,200
	5/1/25		4/21/25	—	—	—	—	—	—	5,000	(3)	—	—	62,580
	N/A	(6)		—	—	—	—	—	—	—		—	—	—
JD Singh	5/1/25		4/21/25	—	—	—	—	18,750	—	—		—	—	234,675
	5/1/25		4/21/25	—	—	—	—	—	—	34,125	(3)	—	—	427,109
	5/1/25		4/21/25	—	—	—	—	—	—	22,125	(4)	—	—	276,917
	N/A	(6)		—	—	—	—	—	—	—		—	—	—
David Vice	5/1/25		4/21/25	—	—	—	—	12,500	—	—		—	—	156,450
	5/1/25		4/21/25	—	—	—	—	—	—	25,000	(3)	—	—	312,900
	5/1/25		4/21/25	—	—	—	—	—	—	12,500	(4)	—	—	156,450
	N/A	(6)		—	—	—	—	—	—	—		—	—	—
Rebecca Chavez	5/1/25		4/21/25	—	—	—	—	18,750	—	—		—	—	234,675
	5/1/25		4/21/25	—	—	—	—	—	—	33,750	(3)	—	—	422,415
	5/1/25		4/21/25	—	—	—	—	—	—	22,500	(4)	—	—	281,610
	N/A	(6)		—	—	—	—	—	—	—		—	—	—
________________

(1)Represents PRSU awards made pursuant to our 2021 Equity Incentive Plan. The PRSUs awarded shall be earned upon achievement of Issuer's specific financial goal by January 31, 2027, provided that the officer remains in continuous service through such date. The amount reported as target represents the number of PRSUs that will vest upon achievement of the vesting condition.
(2)The amounts in this column represent the aggregate grant date fair value of the equity awards granted to the officer computed in accordance with FASB ASC Topic 718. See Note 10 of the notes to our consolidated financial statements included in our Annual Report on Form 10-K filed on April 2, 2026 for a discussion of the assumptions made in determining the grant date fair value of our equity awards.
(3)Represents RSU awards made pursuant to our 2021 Equity Incentive Plan. The RSUs are subject to a service-based vesting requirement, which shall be satisfied over a 4-year period commencing on June 20, 2025 with respect to 1/16th and quarterly thereafter on March 20, June 20, September 20 and December 20, provided that the officer remains in continuous service on each such vesting date.
(4)Represents RSU awards made pursuant to our 2021 Equity Incentive Plan. The RSUs are subject to a service-based vesting requirement, which shall be satisfied over a 2-year period commencing on June 20, 2025 with respect to 50% after 1-year and 1/8th quarterly thereafter on March 20, June 20, September 20 and December 20, provided that the officer remains in continuous service on each such vesting date.
(5)Represents RSU awards made pursuant to our 2021 Equity Incentive Plan. The RSUs are subject to a service-based vesting requirement, which shall be satisfied over a 4-year period commencing on September 20, 2025 with respect to 1/16th and quarterly thereafter on March 20, June 20, September 20 and December 20, provided that the officer remains in continuous service on each such vesting date.
(6)When it established the fiscal 2026 Bonus Program, the Compensation Committee determined that any earned bonus would be settled in a grant of fully vested shares of ChargePoint Common Stock. Because the right to stock settlement was embedded in the approved terms of the 2026 Bonus Program, the amount reported in this table is calculated based on the grant date fair value and the associated number of shares for the award. Because there was no payout under the 2026 Bonus Program as the threshold performance goals were not achieved, no amounts are included in this table. As disclosed in the CD&A, each named executive officer was granted a bonus target as a percentage of the named executive officer’s base salary as follows: Mr. Wilmer, 100%; Ms. Khetani, 60%; Mr. Batill, 60%, Mr. Singh, 60%, Mr. Vice, 100%, and Ms. Chavez, 60%;.

Outstanding Equity Awards at Fiscal Year 2026 Year-End
The following table provides information regarding outstanding equity awards held by our named executive officers as of January 31, 2026. Ms. Chavez did not hold any outstanding equity awards as of January 31, 2026.
The vesting schedule applicable to each outstanding award is described in the footnotes to the table below. For information regarding the vesting acceleration provisions applicable to our named executive officers’ equity awards, see “Fiscal 2026 Potential Payments Upon Termination or Change in Control” below.

		Stock Awards
Name	Vesting Start Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Rick Wilmer	07/11/22	—		—	3,262	(10)	19,539
	12/01/23	—		—	12,000	(11)	71,880
	05/01/25	—		—	211,875	(14)	1,269,131
	07/11/22	3,269	(3)	19,581	—		—
	12/22/22	2,258	(4)	13,525	—		—
	12/01/23	20,000	(4)	119,800	—		—
	12/03/24	54,049	(5)	323,754	—		—
	05/01/25	53,828	(4)	322,430	—		—
Mansi Khetani	07/09/24	—		—	3,375	(12)	20,216
	05/01/25	—		—	18,750	(14)	112,313
	04/01/22	352	(4)	2,108	—		—
	04/01/23	2,055	(4)	12,309	—		—
	07/09/24	6,250	(4)	37,438	—		—
	12/03/24	6,874	(5)	41,175	—		—
	05/01/25	18,750	(9)	112,313	—		—
	05/01/25	30,469	(4)	182,509	—		—
Eric Batill	04/01/22	161	(4)	964	—		—
	04/01/23	1,310	(4)	7,847	—		—
	05/01/24	2,104	(6)	12,603	—		—
	12/20/24	2,250	(7)	13,478	—		—
	05/01/25	2,640	(4)	15,814	—		—
	05/01/25	4,063	(4)	24,337	—		—
	09/02/25	52,500	(4)	314,475	—		—
JD Singh	06/03/24	—		—	2,953	(12)	17,688
	05/01/25	—		—	18,750	(14)	112,313
	10/31/22	3,033	(4)	18,168	—		—
	09/01/23	1,479	(4)	8,859	—		—
	06/03/24	5,469	(4)	32,759	—		—
	12/03/24	8,124	(5)	48,663	—		—
	05/01/25	22,125	(9)	132,529	—		—
	05/01/25	27,727	(4)	166,085	—		—
David Vice	09/16/24	—		—	10,968	(13)	65,698
	05/01/25	—		—	12,500	(14)	74,875
	09/16/24	22,342	(8)	133,829	—		—
	05/01/25	12,500	(9)	74,875	—		—
	05/01/25	20,313	(4)	121,675	—		—
________________
(1)In accordance with SEC rules, market value is based on the closing price of our common stock on the last trading day of fiscal 2026 of $5.99 per share multiplied by the number of unvested RSUs.
(2)The total amounts and values reported equals the total number of unvested PRSUs that may be earned and vest based on (i) the Company’s stock price appreciation performance targets over a four or five year period or (ii) achievement of specific financial performance targets, each at the threshold level, held by each named executive officer and the market value of such awards, determined by multiplying the number of unvested PRSUs, at the threshold level (or, in the case of the fiscal 2026 PRSUs, the target level), by the market price of the Company’s common stock at the close of the last trading day in fiscal 2026, which was $5.99 per share. In calculating the number of PRSUs and their value, we are required by SEC rules to compare our performance through fiscal 2026 under the PRSU grants against the threshold, target and maximum performance levels for the grant and report in these columns the applicable potential share number and payout amount. If the performance is between levels, we are required to report the potential payout at the next highest level. Through January 31, 2026, we were below threshold levels of the stock price appreciation performance targets and specific financial performance targets and have accordingly reported the PRSUs at the threshold award level (or, in the case of the fiscal 2026 PRSUs, the target level).
(3)Represents the unvested portion of RSU awards which will vest over a five-year period. 20% of the RSUs will vest on June 20, 2023, and the remainder vesting at 1/20th per quarter thereafter, on each March 20, June 20, September 20 and December 20, subject to the named executive officer’s continued employment through the applicable vesting date.
(4)Represents the unvested portion of RSU awards vesting at 1/16th per quarter on each March 20, June 20, September 20 and December 20 after the vesting start date above until fully vested, subject to the officer’s continued employment through the applicable vesting date.
(5)Represents the unvested portion of RSU awards vesting over a two-year period, 50% of the shares will vest on December 20, 2025 and the remainder will vest at 1/8th per quarter on each March 20, June 20, September 20 and December 20 until fully vested, subject to the officer’s continued employment through the applicable vesting date.
(6)Represents the unvested portion of RSU awards vesting at 1/12th per quarter on each March 20, June 20, September 20 and December 20 after the vesting start date above until fully vested, subject to the officer’s continued employment through the applicable vesting date.
(7)Represents the unvested portion of RSU awards vesting over an eighteen-month period, 50% of the shares will vest on December 20, 2025 and the remainder will vest at 1/4th per quarter on each March 20 and June 20 until fully vested, subject to the officer’s continued employment through the applicable vesting date.
(8)Represents the unvested portion of RSU awards which will vest over a four-year period. 20% of the RSUs will vest on September 20, 2025, and the remainder vesting at 1/16th per quarter thereafter, on each March 20, June 20, September 20 and December 20, subject to the named executive officer’s continued employment through the applicable vesting date.
(9)Represents the unvested portion of RSU awards vesting over a two-year period, 50% of the shares will vest on June 20, 2026 and the remainder will vest at 1/8th per quarter on each March 20, June 20, September 20 and December 20 until fully vested, subject to the officer’s continued employment through the applicable vesting date.
(10)Represents the unearned portions of PRSU awards. The service-based conditions applicable to the PRSUs will vest over a five-year period. The service based vesting conditions with respect to 20% of the PRSUs was satisfied on June 20, 2023, and the service based vesting conditions with respect to the remainder will be satisfied in equal quarterly installments, thereafter, provided such officer remains in continuous service on each such vesting date or, if later, until the first PRSU vesting date after the applicable stock price appreciation target is achieved. The stock price appreciation targets must be achieved on or prior to the five-year anniversary of the grant date. The PRSU’s service-based quarterly vesting dates are March 20, June 20, September 20 and December 20.
(11)Represents the unearned portions of PRSU awards. The service-based conditions applicable to 1/16th of the PRSUs subject to each tranche will be satisfied if such officer remains in continuous service from the date of the grant until each PRSU vesting date occurring after December 20, 2023, or, if later, until the first PRSU vesting date after the applicable stock price appreciation target is achieved. The stock price appreciation targets must be achieved on or prior to the five-year anniversary of the grant date. The PRSUs service-based vesting dates are each March 20, June 20, September 20 and December 20.
(12)Represents the unearned portions of PRSU awards. The service-based conditions applicable to 1/16th of the PRSUs subject to each tranche will be satisfied if such officer remains in continuous service from the date of the grant until each PRSU vesting date occurring after June 20, 2024, or, if later, until the first PRSU vesting date after the applicable stock price appreciation target is achieved. The stock price appreciation targets are described in greater detail in “Compensation Discussion and Analysis” above and must be achieved on or prior to the five-year anniversary of the grant date. The PRSUs service-based vesting dates are each March 20, June 20, September 20 and December 20.
(13)Represents the unearned portions of PRSU awards. The service-based conditions applicable to the PRSUs will vest over a four-year period. 25% of the PRSUs will vest on September 20, 2025, and the remainder will vest in equal quarterly installments, thereafter, provided such officer remains in continuous service on each such vesting date or, if later, until the first PRSU vesting date after the applicable stock price appreciation target is achieved. The stock price appreciation targets must be achieved on or prior to the five-year anniversary of the grant date. The PRSUs service-based vesting dates are each March 20, June 20, September 20 and December 20.
(14)Represents the unearned portions of PRSU awards. The PRSU awards are subject to both a performance and service based vesting criteria. The performance based criteria for the PRSU awards will be satisfied if the Company achieves a specific adjusted EBITDA target for the fiscal year ending January 31, 2027 and the service-based vesting criteria will be satisfied so long the named executive officer provides continuous service to ChargePoint through January 31, 2027.

Fiscal Year 2026 Option Exercises and Stock Vested Table
The following table shows the number of shares our named executive officers acquired upon exercise of options and vesting of RSUs during the fiscal year ending January 31, 2026.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Rick Wilmer	—	—	80,909	693,498
Mansi Khetani	—	—	19,030	183,920
Eric Batill	—	—	17,268	170,313
JD Singh	—	—	24,974	247,504
David Vice	—	—	14,845	152,886
Rebecca Chavez	—	—	7,657	105,956
________________

(1)In accordance with SEC rules, the value realized is based on the closing price of our common stock on the date of exercise less the exercise price multiplied by the number of shares exercised.
(2)In accordance with SEC rules, the value realized is based on the closing price of our common stock on the vesting date multiplied by the number of shares vested.
Fiscal Year 2026 Potential Payments Upon Termination or Change in Control
Our continuing named executive officers, other than Mr. Wilmer, are eligible for severance payments pursuant to our Executive Severance Plan and Mr. Wilmer is eligible for severance payments pursuant to the Wilmer CIC Agreement, each of which is described more completely above in the section “Executive Compensation - Severance and Change in Control Protection.” In addition, our outstanding employee equity award agreements, including options, RSUs and PRSUs, provide that in the event of a participant's termination of employment due to death or total and permanent disability, the time-based service components of such awards will vest in full. In the case of a participant's termination of employment due to death or total and permanent disability any PRSUs awards will only vest to the extent the performance-based vesting conditions have been achieved as of the date of such termination.
With respect to the PRSUs granted to our named executive officers prior to fiscal 2026, in connection with any change in control, the performance period will end and, to the extent not previously satisfied, the performance-based conditions will be assessed using the closing price of the Company’s common stock three trading days prior to closing of the change in control (the “Change in Control Price”), with straight-line interpolation used for a Change in Control Price in between the applicable stock price appreciation targets. Any PRSUs for which the performance-based conditions have not been satisfied will be automatically forfeited, will not be subject to any acceleration and will be cancelled immediately prior to, but contingent upon, the closing of the change in control transaction. The service-based conditions applicable to the PRSUs will be satisfied immediately prior to, but contingent upon, closing of the change in control, subject to the named executive officer’s continuous service through such time. Because the Company’s trading price in the three trading days prior to January 31, 2026, did not meet the minimum stock price appreciation target for any tranche of the PRSUs granted to our named executive officers prior to fiscal 2026, there is no value attributable to the PRSUs in the table below assuming the participant's death or disability, or a change in control occurred, as of January 31, 2026.
With respect to the PRSUs granted to our named executive officers in fiscal 2026, in the event ChargePoint undergoes a change in control, as defined in our 2021 Equity Incentive Plan, the performance-based condition will be waived and each named executive officer’s fiscal 2026 PRSUs will vest in full, provided (i) such named executive officer provides continuous service through the Service Period or (ii) such named executive officer's continuous service is terminated by us on account of death or permanent disability prior to the end of the Service Period. Finally, in the event the named executive officer's service is terminated by us in connection with a change in control prior to the end of the Service Period, in which such officer is entitled to severance benefits, as described above in "Executive Compensation - Severance and Change in Control Protection", then such fiscal 2026 PRSU will vest in full.
The following table describes the potential payments and benefits upon termination of our continuing named executive officer’s employment before or after a change in control of the Company, assuming both a change in control (if applicable), death or disability and each officer’s termination of employment occurred on January 31, 2026. Ms. Chavez is excluded from the table below as she resigned from the Company in July 2025 and did not receive any severance benefits in connection with her separation. None of our performance-based PRSUs with stock price appreciation targets had achieved the minimum stock price appreciation target to satisfy the performance requirements associated with accelerated vesting on account of the death or permanent disability of our named executive officers, and as a result such PRSUs are excluded from the table below.

Name	Cash Severance ($)	Equity Acceleration(1) ($)	Total ($)
Rick Wilmer
Non-Change in Control Termination	655,478	—	655,478
Change in Control Termination	1,608,217	2,068,221	3,676,438
Death or Disability	—	799,090	799,090
Mansi Khetani
Non-Change in Control Termination	212,629	—	212,629
Change in Control Termination	680,259	500,165	1,180,424
Death or Disability	—	387,853	387,853
Eric Batill
Non-Change in Control Termination	206,923	—	206,923
Change in Control Termination	653,846	389,518	1,043,364
Death or Disability	—	389,518	389,518
JD Singh
Non-Change in Control Termination	228,268	—	228,268
Change in Control Termination	711,537	519,375	1,230,912
Death or Disability	—	407,062	407,062
David Vice
Non-Change in Control Termination	246,544	—	246,544
Change in Control Termination	943,089	405,253	1,348,342
Death or Disability	—	330,378	330,378
________________
(1)Reflects the value of RSUs or PRSUs held by the named executive officer that would have vested on January 31, 2026, under each scenario, multiplied by the closing price of our common stock on the last trading day of the fiscal year of $5.99 per share.

Chief Executive Officer Pay Ratio Disclosures
This section includes a comparison of the annual total income of our Chief Executive Officer as of January 31, 2026, Mr. Wilmer, against the median of the annual total compensation of all of our employees (other than Mr. Wilmer), for our fiscal 2026, determined in accordance with SEC rules. The methodology we used to calculate the pay ratio is described below.

(A) Annual Total Compensation of Mr. Wilmer	$4,106,013
(B) Annual Total Compensation of Median Employee	$73,441
(C) Ratio of A/B	56:1
________________

The pay ratio was calculated in a manner consistent with Item 402(u) of Regulation S-K and based upon our reasonable judgment and assumptions (the "Pay Ratio Rule"). The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.
Methodology
For fiscal 2026, as permitted by SEC regulations, we used the same median employee as we identified for our proxy statement filed for fiscal 2025. We determined that overall there was no material change in our employee population or employee compensation arrangements during fiscal 2026 that would result in a significant change to our pay ratio disclosure. In the past, we have identified our median employee in the following manner:
•We determined the pool of employees (i.e., employees whose compensation data would be considered in our analysis) by identifying each individual who was a full-time, part-time, seasonal or temporary worker for us or any of our consolidated subsidiaries as of the last day of our fiscal year. For the purpose of this analysis, we did not exclude any part of our employee population based on geographic location or based on any other de minimis exceptions. We calculated the target worldwide employee population compensation by reviewing their annual base salary as of the last day of our fiscal year. For all employees that have been employed for less than a full year, their annualized salary figures were used for the analysis. We selected base salary to identify the median employee as it represents the principal form of compensation delivered to all of our employees and is readily available in each geographic location.
•For employees who were paid in currency other than U.S. dollars, we converted their salary into U.S. dollars based on the applicable exchange rates as of the last day of our fiscal year.
•We did not make any cost-of-living adjustments.
Next, we ordered all of the qualifying employees based on their annual base salary and identified the median as the appropriate employee nearest to the middle of the ordered list. We believe the “median” employee’s compensation characteristics accurately reflect the compensation of a typical employee.
Once we identified our median employee, we determined the median employee’s total annual compensation, for purposes of the disclosure in the table above, in accordance with the Summary Compensation Table rules, as required by Item 402(c) of Regulation S-K.

Pay Versus Performance Disclosure
Pursuant to the Exchange Act, we are required to disclose in this Proxy Statement certain information comparing the total compensation of our Chief Executive Officer (our “CEO”) and the average total compensation of our other named executive officers (whom we also refer to below as our “NEOs”), in each case as reported in the Fiscal Year 2026 Summary Compensation Table presented in this Proxy Statement and as “compensation actually paid” to such NEOs as determined pursuant to applicable SEC rules, to the Company’s performance as presented in the table below.

Fiscal Year	Summary Compen- sation Table Total for CEO (Rick Wilmer) ($)	Compen- sation Actually Paid to CEO (Rick Wilmer) ($)(1)	Summary Compen- sation Table Total for Former CEO ($)	Compen- sation Actually Paid to Former CEO ($)(1)	Average Summary Compen- sation Table Total for Other NEOs ($)(2)	Average Compen- sation Actually Paid to Other NEOs ($)(1)(2)	Value of Initial $100 Investment Based On:		Net Income ($ Millions)
							ChargePoint TSR ($)	Peer Group TSR ($)(3)		Revenue ($ Millions)
2026	4,106,013	(1,165,738)	—	—	1,217,496	113,969	0.79	128.98	(220.2)	411.2
2025	3,133,340	813,460	—	—	1,419,365	883,085	2.53	148.89	(277.1)	417.1
2024	3,497,427	(366,144)	602,418	(30,047,981)	1,081,990	(3,297,967)	4.99	136.57	(457.6)	506.6
2023	—	—	16,755,533	12,734,139	7,444,668	6,379,049	31.90	89.04	(345.1)	468.1
2022	—	—	58,679,085	(43,687,041)	6,277,153	(842,989)	36.39	112.53	(132.2)	241.0
________________
(1)SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay versus Performance table. “Compensation Actually Paid” does not necessarily reflect cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, “compensation actually paid” is calculated as Summary Compensation Table total compensation adjusted to include the fair market value of equity awards as of the last day of the applicable fiscal year or, if earlier, the vesting date (rather than the grant date). Our NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below. The following table details these adjustments to compensation as reported in the Summary Compensation Table:

		CEO (Rick Wilmer) ($)
		2026
	Summary Compensation Table Total	4,106,013
Less:	Grant Date Fair Value of Equity Awards	(3,481,013)
Plus:	Year End Fair Value of Equity Awards Granted in the Year*	+322,430
Plus:	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year*	+131,052
	Change in Fair Value of Unvested Equity Awards Granted in Prior Years*	(1,486,900)
	Change in Fair Value of Equity Awards From Prior Years that Vested in the Covered Year*	(757,320)
=	Compensation Actually Paid	(1,165,738)

		Average of Other NEOs ($)
		2026
	Summary Compensation Table Total	1,217,496
Less:	Grant Date Fair Value of Equity Awards	(837,671)
Plus:	Year End Fair Value of Equity Awards Granted in the Year*	+228,922
Plus:	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year*	+60,807
Minus:	Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	(127,803)
	Change in Fair Value of Unvested Equity Awards Granted in Prior Years*	(327,584)
	Change in Fair Value of Equity Awards From Prior Years that Vested in the Covered Year*	(100,198)
=	Compensation Actually Paid	113,969
________________
*All performance-based RSU (PRSU) award valuations included in "compensation actually paid" values were performed using the Monte Carlo probability model in a manner consistent with the process used to determine their grant date fair values (refer to our Annual Report on Form 10-K filed on April 2, 2026 for additional detail).
(2)Pasquale Romano served as our CEO for the entirety of fiscal 2022 and fiscal 2023. In fiscal 2024, Mr. Romano served as our CEO through November 16, 2023, and Rick Wilmer served as our CEO from November 16, 2023 to January 31, 2024. Mr. Wilmer served as our CEO for the entirety of fiscal 2025 and fiscal 2026. The other NEOs in each covered year were as follows:
2026 - Mansi Khetani, Eric Batill, JD Singh, David Vice and Rebecca Chavez
2025 - Mansi Khetani, Rebecca Chavez, JD Singh and David Vice
2024 - Mansi Khetani, Rebecca Chavez, Michael Hughes, Rex Jackson and William Loewenthal
2023 - Rick Wilmer, Rex Jackson, Michael Hughes and Eric Sidle
2022 - Rex Jackson, Michael Hughes, Colleen Jansen, Eric Sidle and Christopher Burghardt
(3)S&P Application Software index, consistent with our stock performance chart in our Annual Report on Form 10-K filed on April 2, 2026.
The relationship between "compensation actually paid" (CAP) and the financial performance elements reflected in the above Pay versus Performance table are described in the below charts:

Compensation Actually Paid versus TSR 2022-2026*
Indexed Total Shareholder Return
Compensation Actually Paid ($ Mil.)
100
75
50
25
0
20
10
0
-10
-20
-30
-40
-50
$100.00
$36.40
$31.90
$5.00
$2.50
$0.80
-$43.7
-$0.8
$12.7
$6.4
-$0.4
-$30.0
-$3.3
$0.8
$—
$0.9
-$1.2
$—
$0.1
2021
2022
2023
2024
2025
2026
CAP to CEO
CAP to Former CEO
Avg. NEO CAP
ChargePoint TSR

*    2025/2026 Avg. NEO CAP and 2024/2025/2026 CAP to CEO are too small to have visible bar indicators in the chart.

Compensation Actually Paid versus GAAP Net Income
2022-2026*
GAAP Net Income ($Mil.)
Compensation Actually Paid ($ Mil.)
300
150
0
-150
-300
-450
120
80
40
0
-40
-80
-$132.2
-$0.8
-$43.7
$12.7
$6.4
-$345.1
-$0.4
-$3.3
-$30.0
-$457.6
$0.8
$—
$0.9
-$277.1
-$1.2
$—
$0.1
-$220.2
2022
2023
2024
2025
2026
CAP to CEO
CAP to Former CEO
Avg. NEO CAP
GAAP Net Income

*    2025/2026 Avg. NEO CAP and 2024/2025/2026 CAP to CEO is too small to have a visible bar indicator in the chart.

Compensation Actually Paid versus
Revenue 2022-2026*
Revenue ($Mil.)
Compensation Actually Paid ($ Mil.)
500
400
300
200
100
0
-100
-200
120
90
60
30
0
-30
-60
$241.0
$468.1
$506.6
$417.1
$411.2
-$43.7
-$0.8
$12.7
$6.4
-$0.4
-$30.0
-$3.3
$0.8 $— $0.9
$— $0.1
-$1.2
2022
2023
2024
2025
2026
CAP to CEO
CAP to Former CEO
Avg. NEO CAP
Revenue

*    2025/2026 Avg. NEO and 2024/2025/2026 CAP to CEO is too small to have a visible bar indicator in the chart.

ChargePoint TSR versus Peer Group TSR 2022-2026
400
300
200
100
0
Indexed Total Shareholder Return
$100
$113
$89
$137
$149
$129
$36
$32
$5
$3
$1
2021
2022
2023
2024
2025
2026
ChargePoint TSR
Peer Group TSR

The following measures, in our assessment, represent the most important financial performance measures that link "compensation actually paid" to our named executive officers, for fiscal 2026, to ChargePoint’s performance:
1)Revenue
2)Adjusted EBITDA
3)Absolute Stock Price Performance

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information as of January 31, 2026, with respect to shares that may be issued under ChargePoint’s existing equity compensation plans.

Plan Category	(a) Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)		(c) Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	2,758,986	(1)	15.51	(2)	1,751,383	(3)
Equity compensation plans not approved by security holders	0		0		300,000	(4)
Total	2,758,986		15.51		2,051,383
________________
(1)This amount includes (a) 118,756 options to purchase shares of ChargePoint common stock under the Coulomb Technologies, Inc. 2007 Stock Incentive Plan and ChargePoint, Inc. 2017 Stock Plan, and (b) 2,640,230 shares of ChargePoint common stock that may be issued upon the vesting of RSUs and PRSUs granted under the ChargePoint Holdings, Inc. 2021 Equity Incentive Plan.
(2)Represents the weighted average exercise price as of January 31, 2026, of options to purchase 118,756 shares of ChargePoint common stock.
(3)This amount includes 1,000,234 shares of ChargePoint common stock available under the ChargePoint Holdings, Inc. 2021 Equity Incentive Plan and 751,149 shares of ChargePoint common stock reserved for issuance under the 2021 Employee Stock Purchase Plan. On the first day of each March, beginning on March 1, 2021, and continuing through March 1, 2030, the ChargePoint Holdings, Inc. 2021 Equity Incentive Plan reserve will automatically increase by a number equal to the lesser of (a) 5% of the total number of shares of ChargePoint common stock issued and outstanding on the last day of the preceding month and (b) a number of shares determined by the Board. On the first day of each March during the term of the 2021 Employee Stock Purchase Plan, commencing on March 1, 2021 and ending on (and including) March 1, 2040, the aggregate number of shares of ChargePoint common stock that may be issued under the 2021 Employee Stock Purchase Plan shall automatically increase by a number equal to the lesser of (i) one percent (1%) of the total number of shares of ChargePoint common stock issued and outstanding on the last day of the preceding month, (ii) 270,000 shares (subject to standard anti-dilution adjustments), or (iii) a number of shares determined by the Board.
(4)Includes shares of ChargePoint common stock available under the ChargePoint Holdings, Inc. 2026 Inducement Plan.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to ChargePoint regarding the beneficial ownership of the Company’s Common Stock by:
•each person who is known by ChargePoint to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock;
•each named executive officer and director of the Company; and
•all current executive officers and directors of the Company, as a group.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power”, which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
The beneficial ownership percentages set forth in the table below are based on 25,897,631 shares of Common Stock issued and outstanding as of April 30, 2026.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Unless otherwise noted in the footnotes to the following table, the business address of each executive officer and director is 240 East Hacienda Avenue, Campbell, California 95008.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total(%)
Greater than 5% Stockholders:
Q-GRG VII (CP) Investment Partners, LLC(2)	1,895,193	7.2
Named Executive Officers and Directors:
Rick Wilmer(3)	147,420	*
Roxanne Bowman(4)	25,764	*
Elaine L. Chao(5)	8,365	*
Bruce Chizen(6)	91,963	*
Mitesh Dhruv(7)	7,859	*
Axel Harries(8)	8,636	*
Jeffrey Harris(2)	—	*
Susan Heystee(9)	8,781	*
Mark Leschly(10)	29,683	*
Michael Linse(11)	586,417	2.2
Ekta Singh-Bushell(12)	7,838	*
G. Richard Wagoner, Jr.(13)	32,884	*
Mansi Khetani(14)	51,425	*
Eric Batill(15)	25,889	*
Jagdeep Singh(16)	46,975	*
David Vice(17)	23,491	*
Rebecca Chavez(18)	14,812	*
All directors and executive officers as a group (17 individuals)(19)	1,105,977	4.2
________________
*Less than one percent
(1)Includes the number of shares owned and the number of shares that may be acquired via the exercise of vested options, vesting of restricted stock units or exercise of warrants within 60 days of April 30, 2026.
(2)Includes (a) 1,330,355 shares of Common Stock held directly by Q-GRG VII (CP) Investment Partners, LLC (“Q-GRG”), (b) 556,202 shares of Common Stock subject to warrants exercisable within 60 days of April 30, 2026, all of which is held directly by Q-GRG and (c) 8,636 shares of Common Stock subject to restricted stock units held by Jeffrey Harris for the benefit of Q-GRG. QEM VII, LLC (“QEM VII”) is the managing member of Q-GRG. Therefore, QEM VII may be deemed to share voting and dispositive power over the securities held by Q-GRG and may also be deemed to be the beneficial owner of these securities. QEM VII disclaims beneficial ownership of such securities in excess of its pecuniary interest in the securities. Any decision taken by QEM VII to vote, or to direct to vote, and to dispose, or to direct the disposition of, the securities held by Q-GRG has to be approved by a majority of the members of its investment committee, which majority must include S. Wil VanLoh, Jr. Therefore, Mr. VanLoh, Jr. may be deemed to share voting and dispositive power over the securities held by Q-GRG and may also be deemed to be the beneficial owner of these securities. Mr. VanLoh, Jr. disclaims beneficial ownership of such securities in excess of his pecuniary interests in the securities. The principal address of Q-GRG is 800 Capitol Street, Suite 3600, Houston, TX 77002.
(3)Includes (a) 126,158 shares of Common Stock and (b) 21,262 shares of Common Stock subject to restricted stock units vesting within 60 days of April 30, 2026, all of which is held directly by Mr. Wilmer.
(4)Includes 25,764 shares of Common Stock held by Ms. Bowman.
(5)Includes 8,365 shares of Common Stock held by Ms. Chao.
(6)Includes (a) 8,080 shares of Common Stock and 16,932 shares of Common Stock subject to options exercisable within 60 days of April 30, 2026, all of which is held directly by Mr. Chizen, (b) 62,362 shares of Common Stock and 4,391 shares of Common Stock subject to a warrant exercisable within 60 days of April 30, 2026, all of which is held directly by the Bruce Chizen 2009 Irrevocable Trust, dated January 24, 2009 (the “Chizen Trust”) and (c) 198 shares of Common Stock held directly by the Gail Chizen 2009 Irrevocable Trust (the “Gail Chizen Trust”). Mr. Chizen is the co-trustee of each the Chizen Trust and the Gail Chizen Trust and has shared voting and investment power over the shares held by each of the Chizen Trust and the Gail Chizen Trust.
(7)Includes 7,859 shares of Common Stock held by Mr. Dhruv.
(8)Includes 8,636 shares of Common Stock held by Mr. Harries.
(9)Includes (a) 8,156 shares of Common Stock and (b) 625 shares of Common Stock held directly by the CHELST Irrevocable Trust. Ms. Heystee is the trustee of the CHELST Irrevocable Trust and has sole voting and investment power over the shares held by the CHELST Irrevocable Trust.

(10)Includes (a) 8,636 shares of Common Stock held by Mr. Leschly, and (b) 21,047 shares of Common Stock held directly by Iconica LLC. As the managing member of Iconica LLC, Mr. Leschly possesses sole power to direct the voting and disposition of the shares owned by Iconica LLC. The principal address of Iconica LLC is c/o Iconica Partners, 525 University Avenue, Suite 1350, Palo Alto, CA 94301.
(11)Includes (a) 108,311 shares of Common Stock subject to warrants exercisable within 60 days of April 30, 2025, all of which is held directly by Linse Capital CP V, LLC (“Linse V”), (b) 469,470 shares of Common Stock subject to warrants exercisable within 60 days of April 30, 2026, all of which is held directly by Linse Capital CP VI, LLC, (“Linse VI”), and (c) 8,636 shares of Common Stock subject to restricted stock units held by Michael Linse for the benefit of Linse Capital. Michael Linse is the managing director of Linse Capital, which is the manager of Linse V, and the manager of Linse Capital Management PR LLC (“LCMPR”). LCMPR is the general partner of Linse Capital CP VI GP LP (“Linse GP VI”), which is the manager of Linse VI. Each of Michael Linse and Linse Capital possesses power to direct the voting and disposition of the shares owned by Linse V, and each of Michael Linse and Linse Capital may be deemed to have an indirect beneficial ownership of such shares. Each of Linse GP VI, LCMPR, Linse Capital and Michael Linse possesses power to direct the voting and disposition of the shares owned by Linse VI, and each of Linse GP VI, LCMPR, Linse Capital and Michael Linse may be deemed to have an indirect beneficial ownership of such shares. The principal address of Linse Capital, Linse V and Linse VI is 53 Calle Palmeras, Suite 601, San Juan, Puerto Rico 00901.
(12)Includes 7,838 shares of Common Stock held by Ms. Singh-Bushell.
(13)Includes (a) 8,672 shares of Common Stock and 18,985 shares of Common Stock subject to options exercisable within 60 days of April 30, 2026 all of which is held by Mr. Wagoner and (b) 3,471 shares of Common Stock and 1,756 shares of Common Stock subject to a warrant exercisable within 60 days of April 30, 2026, all of which is held directly by the G. Richard Wagoner, Jr. Trust dated July 13, 1989, as amended and restated October 19, 2018 (the “Wagoner Trust”). Mr. Wagoner is the trustee of the Wagoner Trust and has sole voting and investment power over the shares held by the Wagoner Trust.
(14)Includes (a) 36,844 shares of Common Stock and (b) 14,581 shares of Common Stock subject to restricted stock units vesting within 60 days of April 30, 2026, all of which is held directly by Ms. Khetani.
(15)Includes (a) 19,817 shares of Common Stock and (b) 6,072 shares of Common Stock subject to restricted stock units vesting within 60 days of April 30, 2026, all of which is held directly by Mr. Batill.
(16)Includes (a) 29,979 shares of Common Stock and (b) 16,996 shares of Common Stock subject to restricted stock units vesting within 60 days of April 30, 2025, all of which is held directly by Mr. Singh.
(17)Includes (a) 13,647 shares of Common Stock and (b) 9,844 shares of Common Stock subject to restricted stock units vesting within 60 days of April 30, 2025, all of which is held directly by Mr. Vice.
(18)Includes 14,812 shares of Common Stock held by Ms. Chavez.
(19)Includes (a) 414,790 shares of Common Stock, (b) 35,917 shares of Common Stock subject to options exercisable within 60 days of April 30, 2026, (c) 71,342 shares of Common Stock subject to restricted stock units vesting within 60 days of April 30, 2026, and (d) 583,928 shares of Common Stock subject to warrants exercisable within 60 days of April 30, 2026.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION
Policies and Procedures for Related Party Transactions
The Board reviews and considers the interests of its directors, executive officers and principal stockholders in its review and consideration of transactions and forms committees of non-interested directors when it determines that the formation of such committees is appropriate under the circumstances.
We have a written related party transaction policy. The policy provides that officers, directors, nominees for directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, will not be permitted to enter into a related-party transaction with ChargePoint without the prior consent of the Audit Committee, or other independent members of our Board in the event it is inappropriate for the Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, must first be presented to the Audit Committee for review, consideration and approval. In approving or rejecting the proposed transactions, the Audit Committee will take into account all of the relevant facts and circumstances available. Approval of such transactions is given only if it is determined by the Audit Committee that such transactions is in, or not inconsistent with, the best interests of ChargePoint and its stockholders.
In addition to the compensation arrangements, including employment, termination of employment, and change in control arrangements and indemnification arrangements, discussed, when required, in this Proxy Statement, the following is a description of each transaction since February 1, 2025 and each currently proposed transaction in which:
•ChargePoint has been or is to be a participant;
•the amount involved exceeded or exceeds $120,000; and
•any of ChargePoint’s directors, nominees for directors, executive officers or holders of more than 5% of its capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Indemnification Agreements
Our Second Amended and Restated Certificate of Incorporation, as amended, contains provisions limiting the liability of our directors, and our Bylaws provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. The Second Amended and Restated Certificate of Incorporation and our Bylaws also provide us with discretion to indemnify officers and employees when determined appropriate by the Board.
We entered into indemnification agreements with each of our directors and executive officers and certain other key employees. The indemnification agreements provide that we indemnify each of our directors, executive officers and such other key employees against any and all expenses incurred by that director, executive officer or other key employee because of his or her status as one of our directors, executive officers or other key employees, to the fullest extent permitted by the DGCL, our Second Amended and Restated Certificate of Incorporation, as amended, and our Bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer or key employee.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are ChargePoint Holdings, Inc. stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you and another stockholder of record with whom you share an address participate in householding and you wish to receive an individual copy of our Proxy Materials now or discontinue your future participation in householding, please contact Broadridge Financial Solutions, Inc. toll-free at 1-866-540-7095 or by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulations require us to identify in this Proxy Statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended January 31, 2026, all Section 16(a) filing requirements were satisfied on a timely basis.
Fiscal Year 2026 Annual Report and SEC Filings
Our financial statements for our fiscal year ended January 31, 2026, are included in our 2026 Annual Report, which we filed with the SEC on April 2, 2026 and which we will make available to stockholders at the same time as this Proxy Statement. This Proxy Statement and our 2026 Annual Report are posted on our website at www.chargepoint.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our 2026 Annual Report without charge by sending a written request to: Corporate Secretary, ChargePoint Holdings, Inc., 240 East Hacienda Avenue, Campbell, CA 95008.
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 20, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CHPT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 20, 2026. Have your proxy card in hand when you call and then follow the instructions

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T00244-P52146

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CHARGEPOINT HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class III directors;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Bruce Chizen
02) Michael Linse
03) Richard "Rick" Wilmer

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

T00245-P52146

CHARGEPOINT HOLDINGS, INC.
Annual Meeting of Stockholders
July 21, 2026 11:00 a.m., Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Rick Wilmer, Mansi Khetani and Eric Batill, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CHARGEPOINT HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., Pacific Time on July 21, 2026, at **www.virtualshareholdermeeting.com/CHPT2026**, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side